CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Depositor

CSFB Mortgage-Backed Pass-Through Certificates,

Series 2004-AR4

$[1,070,690,000] (Approximate)

Expected Investor Settlement Date: April [30], 2004

REVISED TERM SHEET

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

Countrywide Home Loans Servicing LP

Fairbanks Capital Corp.

GreenPoint Mortgage Funding, Inc.

National City Mortgage Co.

Wells Fargo Home Mortgage, Inc.

Servicers

Wilshire Credit Corporation

Special Servicer

Wells Fargo Bank, N.A.

Master Servicer and Trust Administrator

U.S. Bank National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

CSFB 2004-AR4	April 6, 2004
REVISED TERM SHEET	(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC. Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is revised and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC trading desk at (212) 538-3831.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR4

$[1,070,690,000] (Approximate)

Offered Certificates

	Original	Initial		Prin. Window
	Balance	Coupon	Avg. Life	Call / Mat.			Proj. Net	W.A.	Exp’d
Class			Call/ Mat.1	(Months)2	Type	CPR	Margin3	MTR	Rating4
	(+/-5%)%

I-A-1	$[155,450,000.00]	[4.0711]5	[1.85/NA]	[1-33/NA]	Sen/WAC/PT	25	[2.0033]%	[33]	AAA/Aaa
II-A-1	$[157,490,000.00]	[4.8110]6	[2.52/NA]	[1-58/NA]	Sen/WAC/PT	25	[2.0540]%	[58]	AAA/Aaa
III-A-1	$[120,230,000.00]	[4.8309]7	[2.85/NA]	[1-83/ NA]	Sen/WAC/PT	25	[1.9918]%	[83]	AAA/Aaa
IV-A-1	$[148,390,000.00]	[4.1635]8	[1.86/NA]	[1-33/NA]	Sen/WAC/PT	25	[1.9408]%	[33]	AAA/Aaa
V-A-1	$[128,380,000.00]	[4.8562]9	[2.52/NA]	[1-58/NA]	Sen/WAC/PT	25	[2.0940]%	[58]	AAA/Aaa
VI-A-1	$[102,400,000.00]	[TBD]]10	[2.34/2.55]	[1-75/1-166]	Sen/Floater	30	[NA]	[TBD]	AAA/Aaa
VI-A-2	$[109,234,000.00]	[TBD]11	[2.34/2.56]	[1-75/1-168]	Sen/Floater	30	[NA]	[TBD]	AAA/Aaa
VI-A-3	$[78,339,000.00]	[TBD]12	[1.37/1.37]	[1-43/1-43]	Sen/Floater	30	[NA]	[TBD]	AAA/Aaa
VI-A-4	$[26,113,000.00]	[TBD]13	[5.28/6.13]	[43-75/43-168]	Sen/Floater	30	[NA]	[TBD]	AAA/Aaa
AR	$[50.00]	[TBD]14	[TBD]	[TBD]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR
AR-L	$[50.00]	[TBD]14	[TBD]	[TBD]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR
VI-M-1	$[10,061,000.00]	[TBD]15	[4.33/4.57]	[38-75/38-104]	Sub/Floater	30	[NA]	[TBD]	[AA]/[Aa2]
VI-M-2	$[5,031,000.00]	[TBD]16	[4.25/4.28]	[37-75/37-83]	Sub/Floater	30	[NA]	[TBD]	[A+]/[A1]
VI-M-3	$[4,191,615.79]	[TBD]17	[3.57/3.57]	[37-64/37-64]	Sub/Floater	30	[NA]	[TBD]	[A-]/[A3]
C-B-1	$[TBD]	[TBD]18	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	[AA]/[Aa3]
C-B-2	$[TBD]	[TBD]18	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	[A]/[A3]
C-B-3	$[TBD]	[TBD]18	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	[BBB]/[Baa3]

____________________

1

The weighted average life to call, with respect to the Group I, Group II, Group III, Group IV and Group V Certificates and Class C-B-1, C-B-2 and C-B-3 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

2

The principal window to call, with respect to Group I, Group II, Group III, Group IV and Group V Certificates and Class C-B-1, C-B-2 and C-B-3 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The Group I, Group II, Group III, Group IV, Group V and Group VI Certificates (as defined herein, and other than the Class AR, Class AR-L and Class VI-X Certificates) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”). The Class AR and Class AR-L Certificates are expected to be rated by S&P. The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.

5

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately [4.0711]% per annum. After the first distribution date, the per annum pass-through rate on the Class I-A-1 Certificates will the weighted average of the net interest rates on the group I mortgage loans (30/360 accrual basis, 24 day delay).

6

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [4.8110]% per annum. After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage (30/360 accrual basis, 24 day delay).

7

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [4.8309]% per annum. After the first distribution date, the per annum pass-through rate on the Class III-A-1 Certificates will equal the weighted average of the net interest rates on the group III mortgage (30/360 accrual basis, 24 day delay).

8

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [4.1635]% per annum. After the first distribution date, the per annum pass-through rate on the Class IV-A-1 Certificates will equal the weighted average of the net interest rates on the group IV mortgage loans minus [0.02]% per annum (30/360 accrual basis, 24 day delay).

9

The initial pass-through rate on the Class V-A-1 Certificates is expected to be approximately [4.8562]% per annum. After the first distribution date, the per annum pass-through rate on the Class V-A-1 Certificates will equal the weighted average of the net interest rates on the group V mortgage loans minus [0.02]% per annum (30/360 accrual basis, 24 day delay).

10

The initial pass-through rate on the Class VI-A-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class VI-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group VIA and group VIB mortgage loans the Class VI-A-1 certificate margin will increase to [TBD]%.

11

The initial pass-through rate on the Class VI-A-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class VI-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group VIA and group VIB mortgage loans the Class VI-A-2 certificate margin will increase to [TBD]%.

12

The initial pass-through rate on the Class VI-A-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class VI-A-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group VIA and group VIB mortgage loans the Class VI-A-3 certificate margin will increase to [TBD]%.

13

The initial pass-through rate on the Class VI-A-4 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class VI-A-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group VIA and group VIB mortgage loans the Class VI-A-4 certificate margin will increase to [TBD]%.

14

The initial pass-through rate on the Class AR Certificates and Class AR-L Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class AR Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group I mortgage loans (30/360 accrual basis, 24 day delay).

15

The initial pass-through rate on the Class VI-M-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class VI-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group VIA and group VIB mortgage loans the Class VI-M-1 certificate margin will increase to [TBD]%.

16

The initial pass-through rate on the Class VI-M-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class VI-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group VIA and group VIB mortgage loans the Class VI-M-2 certificate margin will increase to [TBD]%.

17

The initial pass-through rate on the Class VI-M-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class VI-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group VI net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay). After the optional termination date for the group VIA and group VIB mortgage loans the Class VI-M-3 certificate margin will increase to [TBD]%.

18

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, group III, group IV and group V mortgage loans (less [0.02]% for the group IV and group V mortgage loans), as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR4

Non-Offered Certificates

	Original	Initial		Prin. Window
Class	Balance	Coupon	Avg. Life	Call / Mat.			Proj. Net	W.A.	Exp’d
	(+/-5%)%		Call/ Mat.1	(Months)2	Type	CPR	Margin3	MTR	Rating4

C-B-4	[TBD]	[TBD] 5	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	BB/[Ba3]
C-B-5	[TBD]	[TBD] 5	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	B/[B3]
C-B-6	[TBD]	[TBD] 5	[TBD]	[TBD]	Sub/WAC/PT	25	[TBD]%	[TBD]	NR/NR
VI-X	$[0.00]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR

Information is revised and subject to final collateral, rating agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

____________________

1

The weighted average life to call, with respect to the Class C-B-4, C-B-5 and C-B-6 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

2

The principal window to call, with respect to the Class C-B-4, C-B-5 and C-B-6 Certificates, will be run to the earlier of the weighted average reset date and optional termination.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies. Neither the Class C-B-6 nor the Class VI-X Certificates will be rated.

5

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, group III, group IV and group V mortgage loans (less [0.02]% for the group IV and group V mortgage loans), as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

I. SUMMARY

Title of series	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR4.

Depositor	Credit Suisse First Boston Mortgage Securities Corp.

Sellers	DLJ Mortgage Capital, Inc. and Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicers

Countrywide Home Loans Servicing LP, Fairbanks Capital Corp. (“Fairbanks”) (see “Fairbanks servicing risk” herein), Greenpoint Mortgage Funding, Inc., National City Mortgage Co., Wells Fargo Home Mortgage, Inc. and WMMSC.

Special Servicer	Wilshire Credit Corporation.

Master Servicer	Wells Fargo Bank, N.A. (other than with respect to the mortgage loans serviced by WMMSC).

Trustee	U.S. Bank National Association.

Trust Administrator	Wells Fargo Bank, N.A.

Mortgage pool

[3,784] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[1,081,885,924.16] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust semi-annually or annually based on an index plus a margin. The mortgage pool consists of seven groups of mortgage loans. Groups I and IV are each generally comprised of mortgage loans with an initial fixed rate period of 2 or 3 years, Groups II and V are each generally comprised of mortgage loans with an initial fixed rate period of 5 years, Group III is generally comprised of mortgage loans with an initial fixed rate period of 7 years, and Groups VIA and VIB are each generally comprised of mortgage loans with an initial fixed rate period of 2, 3 or 5 years.

Number of Cut-off Date Designation Mortgage Loans Principal Balance
Group I [325] $[163,456,681.12]
Group II [332] $[165,606,745.06]
Group III [312] $[126,421,811.09]
Group IV [784] $[156,035,442.52]
Group V [676] $[134,995,629.07]
Group VIA [593] $[108,667,369.22]
Group VIB [762] $[226,702,246.09]

Approximately [52.68]%, [65.21]%, [41.64]%, [76.09]%, [72.60]%, [41.00]% and [41.99]% of the groups I, II, III, IV, V, VIA and VIB mortgage loans, respectively, do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain group I, group III, group IV, group VIA and group VIB mortgage loans, five years from the date of origination, or, with respect to certain groups I, II, III, IV, V, VIA and VIB mortgage loans, ten years from the date of origination.

With respect to approximately [37.96]% of the group III mortgage loans, the servicing fee will initially be 0.25% and will increase to 0.375% beginning on the first rate adjustment date.

Information contained herein reflects the April 1, 2004 cut-off date scheduled balances.  Collateral information contained herein is indicative. On the closing date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, IV, V, VIA and VIB will equal the aggregate principal balance of the Groups I, II, III, IV, V, VI and C-B Certificates. For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Cut-off date	April 1, 2004.

Closing date	On or about April 29, 2004.

Investor settlement	date On or about April 30, 2004.

Distribution dates	On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in May 2004.

Scheduled final distribution date	The distribution date in May 2034. The actual final distribution date could be substantially earlier.

Maturity date	May 25, 2034.

Offered certificates	Class I-A-1, Class AR and Class AR-L Certificates (the “Group I Certificates”),

Class II-A-1 Certificates (the “Group II Certificates”),

Class III-A-1 Certificates (the “Group III Certificates”),

Class IV-A-1 Certificates (the “Group IV Certificates”),

Class V-A-1 Certificates (the “Group V Certificates”),

Class VI-A-1, Class VI-A-2, Class VI-A-3 and Class VI-A-4 Certificates (the “Group VI Senior Certificates”),

Class VI-M-1, Class VI-M-2 and Class VI-M-3 Certificates (the “Group VI Subordinate Certificates,” and together with the Group VI Senior Certificates and the Class VI-X Certificates, the “Group VI Certificates”),

The Group I Certificates, Group II Certificates, Group III Certificates, Group IV Certificates, Group V Certificates, and Group VI Senior Certificates (together, the “Senior Certificates”),

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (together with the Senior Certificates and the Group VI Subordinate Certificates, the “Offered Certificates”).

Privately offered certificates	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Class C-B Certificates”), and the Class VI-X Certificates.

Form of offered certificates	The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be book-entry certificates. The Class AR and Class AR-L Certificates will be physical certificates.

Minimum denominations

The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be issued in minimum denominations (by principal balance) of $25,000 and integral multiples of $1 in excess thereof. The Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

Accrual periods

For any distribution date and any class of Offered Certificates, other than the Group VI Certificates, the calendar month immediately preceding that distribution date, on the basis of a 360-day year consisting of twelve 30-day months. For any distribution date and the Group VI Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date, on the basis of a 360-day year and the actual number of days elapsed in each accrual period.

Delay days	For any distribution date and any class of Offered Certificates other than the Group VI Certificates, 24 days. For any distribution date and the Group VI Certificates, 0 days.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Optional termination

On any distribution date on which the aggregate outstanding stated principal balance of the group I, group II, group III, group IV and group V mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining group I, group II, group III, group IV and group V mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group III, Group IV, Group V and Group C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group VIA and group VIB mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining group VIA and group VIB mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group VI Certificates.

Ratings

The Offered Certificates are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in the table on page 2 above. Certain of the Class C-B Certificates may be rated by Moody’s and/or S&P.

ERISA considerations

The offered certificates, other than the Class AR and Class AR-L Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations described in the prospectus supplement. Sales of the Class AR and Class AR-L Certificates to such plans or retirement arrangements are prohibited, except as described in the prospectus supplement.

Federal income tax consequences

For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit (“REMIC”) elections to be made with respect to the trust (exclusive of the assets held in the basis risk reserve fund). The Offered Certificates, other than the Class AR and Class AR-L Certificates, will represent ownership of regular interests in the upper tier REMIC. These certificates will generally be treated as representing ownership of debt for federal income tax purposes. Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders’ usual methods of accounting. In addition, the Group VI Certificates, other than the Class VI-X Certificates, will be treated as having a right to receive certain payments from the related basis risk reserve fund. For federal income tax purposes, the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

Legal investment

When issued, the Offered Certificates, other than the Class VI-M-2, Class VI-M-3, Class CB-2 and Class C-B-3 Certificates, will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”). You should consult your legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for you.

Principal and interest advancing

Each servicer (or if a servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

Compensating interest	Each servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.

Servicing transfer

It is anticipated that on or about July 1, 2004, the servicing function for all or a portion of the mortgage loans serviced by Fairbanks will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Fairbanks servicing risk

On April 30, 2003, S&P announced that it lowered Fairbanks’ “Strong” residential servicing rankings for non-prime and special servicing to “Below Average” with a “Stable” outlook. As a result, Fairbanks’ status as an S&P “Select Servicer” has been withdrawn by S&P.

On May 5, 2003, Moody’s announced that it downgraded Fairbanks’ ratings as a primary servicer of residential subprime mortgage loans and as a special servicer from “Strong” to “Below Average”.

On October 8, 2003, Fitch announced that it had downgraded Fairbanks’ residential primary servicer ratings for subprime and home equity from “RPS3- Rating Watch Evolving” to “RPS3- Rating Watch Negative”. Fitch also downgraded Fairbanks’ Alt-A primary servicer rating from “RPS3 Rating Watch Evolving” to “RPS3 Rating Watch Negative” and Fairbanks’ special servicer rating from “RSS3 Rating Watch Evolving” to “RSS3 Rating Watch Negative”.

On March 1, 2004, Fitch announced that it had removed Fairbanks’ servicer ratings from Rating Watch Negative, where Fairbanks was placed on October 8, 2003, and reaffirmed its ratings announced in June 2003. Fitch recently completed a review of Fairbanks’ servicing facilities and cited progress by Fairbanks in implementing process changes, installing new management, and reaching a settlement with the FTC and HUD as reasons for the rating actions.

An affiliate of the Depositor is a lender under one or more of Fairbanks’ credit facilities.

On June 12, 2003, Senator Barbara Mikulski of Maryland asked the DOJ to work together with HUD in its review of Fairbanks’ policies and practices. Subsequently, HUD IG initiated a criminal investigation of Fairbanks’ business practices. On November 12, 2003, Mel Martinez, the Secretary of HUD, announced that HUD IG had conducted a criminal investigation and that such investigation was “now closed,” citing the FTC HUD settlement and consumer redress as the determining factors.

On November 12, 2003, Fairbanks announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of Fairbanks servicing practices. As part of the settlement, Fairbanks agreed to create a $40 million redress fund for the benefit of consumers allegedly harmed by Fairbanks and to implement certain practices on a prospective basis.

Fairbanks is currently subject to a significant number of lawsuits styled as class actions which assert claims under various federal and state consumer protection laws as well as state common law. It is impossible to estimate with certainty the ultimate legal and financial liability with respect to such claims and legal actions, and an adverse judgment or settlement in one or more of such claims or legal actions could have a significant adverse effect on the financial condition or results of Fairbanks and/or could adversely affect Fairbanks’ ability to perform, or the quality of its performance, as servicer of the mortgage loans serviced by Fairbanks.

Fairbanks has entered into a settlement agreement with counsel representing plaintiffs in approximately 90% of the putative class actions (by number of pending putative class actions). On December 10, 2003, the United States District Court for the District of Massachusetts entered a preliminary approval of that settlement agreement. Any settlement of such actions is subject to final approval by the court after the completion of a fairness hearing, scheduled for May 12, 2004, and the exhaustion of appeals, if any. On December 10, 2003, that same District Court also entered an injunction that has the effect of staying all litigation against Fairbanks, both pending and litigation that might be filed. (The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that Fairbanks initiates and individuals who exclude themselves from the settlement in order to pursue individual claims for relief.) There is no assurance that Fairbanks will resolve the putative class actions in accordance with the settlement agreement.

Fairbanks has experienced an increased level of scrutiny from various state regulatory agencies and a few states have commenced formal investigations.

Fairbanks has informed the Depositor that Fannie Mae continues to review its servicing practices and procedures. Fairbanks has also informed the Depositor that it cannot add additional Fannie Mae-owned loans to its servicing or subservicing portfolio after May 2004. There can be no assurance that Fannie Mae’s continuing review or the results thereof will not have a significant adverse effect on Fairbanks, its status as a Fannie Mae approved seller/servicer, or its financial condition. The occurrence of one or more of the foregoing events could lead to a transfer of Fairbanks’ servicing responsibilities, which, in turn, may result in delays in distributions on the certificates and/or losses on the certificates.

Fairbanks has informed the Depositor that it is in the midst of dealing with the rating agencies, its customers, investors and regulators and that it cannot state definitively what the ultimate outcome of these issues will be. Fairbanks has informed the Depositor that due to these current and potential future adverse events, future income from its operations may be negatively impacted.

If any of the developments described above is determined adversely to Fairbanks, this could lead to further downgrades by one or more rating agencies, a transfer of Fairbanks’ servicing responsibilities, increased delinquencies on the mortgage loans serviced by Fairbanks, delays in distributions or losses on the certificates or any combination of these events. In addition, such developments could result in Fairbanks’ insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that Fairbanks could reorganize successfully in bankruptcy.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

II. CREDIT ENHANCEMENT (Groups I, II, III, IV and V)

Subordination

The Group I, Group II, Group III, Group IV and Group V Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal. The Group C-B Certificates absorb most losses, in reverse order of principal priority, on the group I, II, III, IV and V mortgage loans prior to the Group I, Group II, Group III, Group IV and Group V Certificates.

NOTE: The Group C-B Certificates represent interests in the group I, II, III, IV and V mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Group I, II, III, IV and V credit enhancement percentages

For any distribution date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the Class C-B Certificates after giving effect to payments on such distribution date, and the denominator of which is the aggregate loan group balance for group I, II, III, IV and V loans for such distribution date.

Initial Group I-V Credit Enhancement Percentages:
Approximate Expected Initial Class Credit Enhancement* (%)
Senior Certificates [4.90]**
C-B-1 [TBA]
C-B-2 [TBA]
C-B-3 [TBA]
C-B-4 [TBA]
C-B-5 [TBA]
C-B-6 [TBA]
*Based on collateral cut-off balance.
**Subject to a +/- 0.50% variance

Shifting of interests

Except as described below, the Group I, Group II, Group III, Group IV and Group V Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [seventh] anniversary of the first distribution date. During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments. If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-collateralization

In certain limited circumstances, principal and interest collected from any of the loan group I, II, III, IV and V mortgage loans may be used to pay principal or interest, or both, to the senior certificates (other than the Group VI Certificates) unrelated to that loan group.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Coverage for excess losses

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

Note: The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II, III, IV and V; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II, Group III, Group IV and Group V Certificates for these types of losses.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

III. CREDIT ENHANCEMENT (GROUPS VIA AND VIB)

Overcollateralization

The group VIA and group VIB mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group VI Certificates and certain related trust expenses. This excess interest will be applied to pay principal on the Group VI Certificates (other than the Class VI-X Certificates) in order to create and maintain the required level of overcollateralization. The overcollateralization will be available to absorb losses on the group VIA and group VIB mortgage loans. The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the group VIA and group VIB mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group VIA and group VIB mortgage loans.

Overcollateralization amount

For any distribution date will be equal to the amount, if any, by which (x) the aggregate loan balance of the group VIA and group VIB mortgage loans for such distribution date exceeds (y) the aggregate class principal balance of the Group VI Certificates after giving effect to payments on such distribution date.

Initial overcollateralization	As of the closing date, the overcollateralization amount will be equal to $0.00.

Targeted overcollateralization amount

For any distribution date prior to the stepdown date, approximately 0.50% of the aggregate loan balance of the group VIA and group VIB mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, the greater of (a) 1.00% of the aggregate loan balance of the group VIA and group VIB mortgage loans for such distribution date, or (b) 0.50% of the aggregate loan balance of the group VIA and group VIB mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date with respect to which a trigger event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

Stepdown date

The later to occur of (a) the distribution date in [May 2007], and (b) the first distribution date on which the senior enhancement percentage is equal to or greater than two times the initial credit enhancement percentage for the Group VI Senior Certificates.

Group VI credit enhancement percentage	Initial Group VI Credit Enhancement Percentages:

Class	Approximate Expected Initial Credit Enhancement*(%)	Approximate Expected Initial Target Credit Enhancement*(%)	Approximate Expected Final Target Credit Enhancement**(%)
VI-A	[5.75]	[6.25]	[12.50]
VI-M-1	[2.75]	[3.25]	[6.50]
V1-M-2	[1.25]	[1.75]	[3.50]
VI-M-3	[0.00]	[0.50]	[1.00]

* Prior to the stepdown date, based on collateral cut-off balance.
**After stepdown date, based on current pool balance.
Note: Class VI-A represents the aggregate balance of the Class VI-A-1, Class VI-A-2, Class VI-A-3 and Class VI-A-4 Certificates.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Trigger event

A trigger event will occur for any distribution date if either (i) the average of the delinquency rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months as of the last day of the related collection period equals or exceeds [5.25]% or (ii) the cumulative realized losses as a percentage of the original aggregate collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

Range of Distribution Dates Cumulative Loss Percentage
May 2007 – April 2008 [TBD]%
May 2008 – April 2009 [TBD]%
May 2009 – April 2010 [TBD]%
May 2010 – April 2011 [TBD]%
May 2011 and thereafter [TBD]%

Delinquency rate

With respect to any distribution date, the fraction, expressed as a percentage, the numerator of which is the aggregate loan balance of the group VIA and group VIB mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the group VIA and group VIB mortgage loans as of the close of business on the last day of such month.

Subordination

The Group VI Senior Certificates will have a payment priority over the Group VI Subordinate Certificates. Each class of Group VI Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group VIA and group VIB mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount. If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group VI Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of all classes of Group VI Subordinate Certificates are reduced to zero.

Cross-collateralization

In certain limited circumstances, principal and interest collected from any of the loan group VIA or loan group VIB mortgage loans may be used to pay principal or interest, or both, to the Group VI Senior Certificates unrelated to that loan group. In addition, each month, certain monthly interest payments equal to the product of a) one twelfth of 0.02% and b) the preceding Group IV and Group V collateral balance will be allocated to group VI available funds, thereby increasing available excess interest. These interest payments will be added to the Group VI available funds concurrently with interest distributions being made on the Group IV and Group V Certificates.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

IV. DISTRIBUTIONS (Groups I, II, III, IV and V)

Available distribution amount

For any distribution date and each of group I, group II, group III, group IV and group V, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v) compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of distributions	Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

1. First, to the related senior certificates, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances or notional balances, as applicable.

2. Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading “Distributions of principal,”

3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation, and

4. Fourth, to the Class AR or Class AR-L Certificates, as appropriate, the remainder (which is expected to be zero).

Distribution of principal

On each distribution date, an amount up to the Group I senior principal distribution amount for that distribution date will be distributed as principal pro rata to the Class AR Certificates and Class AR-L Certificates until their respective class principal balances are reduced to zero, and then to the Class I-A-1 Certificates until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group II senior principal distribution amount for that distribution date will be distributed as principal to the Class II-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group III senior principal distribution amount for that distribution date will be distributed as principal to the Class III-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group IV senior principal distribution amount for that distribution date will be distributed as principal to the Class IV-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group V senior principal distribution amount for that distribution date will be distributed as principal to the Class V-A-1 Certificates, until its class principal balance has been reduced to zero.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates. Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount. Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

V. DISTRIBUTIONS (Group VIA and Group VIB)

Interest remittance amount

For any distribution date and the related loan group, the sum of (i) scheduled interest payments (other than payaheads) and advances on the mortgage loans in the related loan group for the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii) compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for the related loan group, (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to interest and (v) excess interest provided by group IV and group V as described under the heading “Cross-collateralization” above.

Distributions of interest

The pass-through rate for each class of Group VI Certificates, other than the Class VI-X Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the applicable Group VI net funds cap, and (iii) [11.00%].

The amount of interest payable on each distribution date in respect of each class of Group VI Certificates, other than the Class VI-X Certificates, will equal the sum of (1) current interest for such class on such date and (2) any carryforward interest for such class and date.

With respect to each distribution date, to the extent that a basis risk shortfall exists for any class of Group VI Certificates, other than the Class VI-X Certificates, such class will be entitled to the amount of such basis risk shortfall, in accordance with the priority of payments described herein and from available amounts on deposit in the basis risk reserve fund. The source of funds on deposit in the basis risk reserve fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class VI-X Certificates.

On each distribution date, the interest remittance amount for such date will be paid in the following order of priority:

(1) from the interest remittance amount for loan group VIA and loan group VIB, to the Group VI Senior Certificates, pro rata based on amounts due, current interest and any carryforward interest for such class and such distribution date, provided that (a) amounts distributed to the Class VI-A-1 Certificates will reduce the interest remittance amount for loan group VIA before any reduction to the interest remittance amount for loan group VIB in respect of such distribution, and (b) amounts distributed to the Class VIA-2, Class VI-A-3 and Class VI-A-4 Certificates will reduce the interest remittance amount for loan group VIB before any reduction to the interest remittance amount for loan group VIA in respect of such distributions;

(2) first, from the interest remittance amount for loan group VIB and then from the interest remittance amount for loan group VIA, to the Class VI-M-1 Certificates, current interest and any carryforward interest for such class and such distribution date;

(3) first, from the interest remittance amount for loan group VIB and then from the interest remittance amount for loan group VIA, to the Class VI-M-2 Certificates, current interest and any carryforward interest for such class and such distribution date;

(4) first, from the interest remittance amount for loan group VIB and then from the interest remittance amount for loan group VIA, to the Class VI-M-3 Certificates, current interest and any carryforward interest for such class and such distribution date;

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

(5) for application as part of monthly excess cashflow for such distribution date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (4) above for such distribution date.

Principal remittance amount

For any distribution date and the related loan group, the sum of (i) scheduled principal payments (other than payaheads) and advances on the mortgage loans in the related loan group, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv) amounts paid in connection with an optional termination, up to the amount of the par value for the related loan group, (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal and (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to principal.

Overcollateralization release amount

For any distribution date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which (1) the overcollateralization amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the principal remittance amount for such date is applied on such date in reduction of the aggregate of the class principal balances of the Group VI Certificates, exceeds (2) the targeted overcollateralization amount for such date.

Group VIA allocation amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group VIA and the denominator of which is the principal remittance amount, in each case for that distribution date.

Group VIB allocation amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group VIB and the denominator of which is the principal remittance amount, in each case for that distribution date.

Principal payment amount

For any distribution date and loan groups VIA and VIB will be equal to the principal remittance amount for both loan groups for such date minus the overcollateralization release amount, if any, for such date.

Senior principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the class principal balance of the Group VI Senior Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately [87.50]% and (ii) the aggregate loan balance of the group VIA and group VIB mortgage loans for such distribution date and (B) the amount, if any, by which (i) the aggregate loan balance of the group VIA and group VIB mortgage loans for such distribution date exceeds (ii) [0.50]% of the aggregate loan balance of the group VIA and group VIB mortgage loans as of the cut-off date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Class VI-M-1 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group VI Senior Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class VI-M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [93.50]% and (ii) the aggregate loan group balance for loan groups VIA and VIB for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups VIA and VIB for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups VIA and VIB as of the cut-off date.

Class VI-M-2 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group VI Senior Certificates and the Class VI-M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class VI-M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [96.50]% and (ii) the aggregate loan group balance for loan groups VIA and VIB for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups VIA and VIB for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups VIA and VIB as of the cut-off date.

Class VI-M-3 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group VI Senior Certificates, the Class VI-M-1 Certificates and the Class VI-M-2 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class VI-M-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [99.00]% and (ii) the aggregate loan group balance for loan groups VIA and VIB for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups VIA and VIB for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups VIA and VIB as of the cut-off date.

Distributions of principal	The principal payment amount will be paid on each distribution date as follows:

I. On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

i) (a) from the principal remittance amount for loan group VIA, sequentially, first (x) to the Class VI-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) approximately [TBD]% to the Class VI-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class VI-A-3 and Class VI-A-4 Certificates, in that order, until their respective class principal balances are reduced to zero; and

(b) from the principal remittance amount for loan group VIB, sequentially, first (x) approximately [TBD]% to the Class VI-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class VI-A-3 and Class VIA-4 Certificates, in that order, until their respective class principal balances are reduced to zero, and then (y) to the Class VI-A-1 Certificates, until its class principal balance is reduced to zero;

ii) to the Class VI-M-1 Certificates, until its class principal balance has been reduced to zero;

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

iii) to the Class VI-M-2 Certificates, until its class principal balance has been reduced to zero;

iv) to the Class VI-M-3 Certificates, until its class principal balance has been reduced to zero; and

v) for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (iv) above.

II. On each distribution date (a) on or after the stepdown date and (b) with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

i) (a) from the principal remittance amount for loan group VIA, sequentially, first (x) to the Class VI-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) approximately [TBD]% to the Class VI-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class VI-A-3 and Class VI-A-4 Certificates, in that order, the Group VIA allocation amount, until their respective class principal balances are reduced to zero; and

(b) from the principal remittance amount for loan group VIB, sequentially, first (x) approximately [TBD]% to the Class VI-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class VI-A-3 and Class VIA-4 Certificates, in that order, until their respective class principal balances are reduced to zero, and then (y) to the Class VI-A-1 Certificates, the Group VIB allocation amount, until its class principal balance is reduced to zero;

ii) to the Class VI-M-1 Certificates, the Class VI-M-1 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iii) to the Class VI-M-2 Certificates, the Class VI-M-2 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iv) to the Class VI-M-3 Certificates, the Class VI-M-3 principal payment amount for such distribution date, until its class principal balance has been reduced to zero; and

v) for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (iv) above.

Group VIA excess interest amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group VIA and the denominator of which is the principal remittance amount for loan groups VIA and VIB, in each case for that distribution date.

Group VIB excess interest amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group VIB and the denominator of which is the principal remittance amount for loan groups VIA and VIB, in each case for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Distribution of monthly excess cashflow	On each distribution date, monthly excess cashflow will be distributed in the following order of priority:

1) A) until the aggregate class principal balance of the Group VI Certificates equals the aggregate loan balance of the group VIA and group VIB mortgage loans for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group VI Certificates, in the following order of priority:

i) (a) from monthly excess interest derived from loan group VIA, first (x) to the Class VI-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) approximately [TBD]% to the Class VIA-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class VI-A-3 and Class VIA-4 Certificates, in that order, the Group VIA excess interest amount, until their respective class principal balances are reduced to zero; and

(b) first (x) approximately [TBD]% to the Class VI-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class VI-A-3 and Class VI-A-4 Certificates, in that order, until their respective class principal balances are reduced to zero, and then (y) to the Class VI-A-1 Certificates, the Group VIB excess interest amount, until its class principal balance is reduced to zero;

ii) to the Class VI-M-1 Certificates, until its class principal balance has been reduced to zero;

iii) to the Class VI-M-2 Certificates, until its class principal balance has been reduced to zero; and

iv) to the Class VI-M-3 Certificates, until its class principal balance has been reduced to zero; and

(B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date as set forth above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth above;

2) to the Class VI-M-1 Certificates, any deferred amount for such class;

3) to the Class VI-M-2 Certificates, any deferred amount for such class;

4) to the Class VI-M-3 Certificates, any deferred amount for such class;

5) to the Class VI-A-1, Class VI-A-2, Class VI-A-3 and Class VI-A-4 Certificates, any basis risk shortfall for such class

6) to the Class VI-M-1 Certificates, any basis risk shortfall for such class;

7) to the Class VI-M-2 Certificates, any basis risk shortfall for such class;

8) to the Class VI-M-3 Certificates, any basis risk shortfall for such class;

9) to the basis risk reserve fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

10) to the Class VI-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

11) to the Class AR Certificates, any remaining amount (no payments are expected to be made to the Class AR Certificates under this clause).

Group VI net funds caps	The annual pass-through rates on each Class of the Group VI Certificates (other than the Class VI-X Certificates) are subject to net funds caps.

On any distribution date, the group VI, VIA and VIB net funds caps will each equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans in the related loan group(s) for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group VI Certificates (other than the Class VI-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall.

Schedules of the group VI, VI and VIB net funds caps are included in this document.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

VI. BOND PROFILES

GROUP I, II, III, IV & V BOND PROFILES*:

Class	15 CPR	20 CPR	22 CPR	25 CPR	27 CPR	30 CPR	35 CPR	40 CPR	45 CPR	50 CPR
I-A - Run to earlier of Balloon in Month 33 and 10% Call
WAL**	2.17	2.01	1.94	1.85	1.79	1.70	1.56	1.43	1.30	1.19
Principal Window	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07

II-A – Run to earlier of Balloon in Month 58 and 10% Call
WAL**	3.25	2.86	2.72	2.52	2.39	2.21	1.95	1.69	1.44	1.25
Principal Window	May04 - Feb09	May04 - Feb09	May04 - Feb09	May04 - Feb09	May04 - Feb09	May04 - Feb09	May04 - Feb09	May04 - Oct08	May04 - Feb08	May04 - Aug07
III-A - Run to earlier of Balloon in Month 83 and 10% Call
WAL**	3.95	3.35	3.14	2.85	2.67	2.38	1.98	1.68	1.44	1.25
Principal Window	May04 - Mar11	May04 - Mar11	May04 - Mar11	May04 - Mar11	May04 - Mar11	May04 - Jul10	May04 - Jul09	May04 - Oct08	May04 - Feb08	May04 - Aug07

IV-A - Run to earlier of Balloon in Month 33 and 10% Call
WAL**	2.18	2.02	1.95	1.86	1.80	1.71	1.57	1.43	1.31	1.19
Principal Window	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07	May04 - Jan07

V-A - Run to earlier of Balloon in Month 58 and 10% Call
WAL**	3.25	2.87	2.72	2.52	2.40	2.22	1.95	1.69	1.45	1.25
Principal Window	May04 - Feb09	May04 - Feb09	May04 - Feb09	May04 - Feb09	May04 - Feb09	May04 - Feb09	May04 - Feb09	May04 - Oct08	May04 - Feb08	May04 - Aug07

Subordinate bonds - Run to earlier of Balloon in Month 51 and 10% Call
WAL**	4.17	4.07	3.99	3.89	3.83	3.72	3.52	3.31	2.95	2.59
Principal Window	May04 - Jul08	May04 - Jul08	May04 - Jul08	May04 - Jul08	May04 - Jul08	May04 - Jul08	May04 - Jul08	May04 - Jul08	May04 - Feb08	May04 - Aug07

*Assuming:
Rates:	6 Month LIBOR	1.230
	1 Year LIBOR	1.520
	1 Year CMT	1.323

**WAL's calculated from Settlement Date Assuming an 30/360 Basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

BOND PROFILES (Cont.)

GROUP VI BOND PROFILES TO CALL*:

Prepay	15 CPR	20 CPR	25 CPR	28 CPR	30 CPR	32 CPR	35 CPR	40 CPR	45 CPR	50 CPR
VI-A-1 - Run to 10% Call
WAL**	4.82	3.64	2.88	2.54	2.34	2.17	1.94	1.63	1.38	1.18
Principal Window End	May04 - Oct16	May04 - Nov13	May04 - Nov11	May04 - Jan11	May04 - Jul10	May04 - Feb10	May04 - Jul09	May04 - Sep08	May04 - Feb08	May04 - Aug07
VI-A-2 - Run to 10% Call
WAL**	4.82	3.65	2.88	2.54	2.34	2.17	1.95	1.63	1.38	1.18
Principal Window End	May04 - Oct16	May04 - Nov13	May04 - Nov11	May04 - Jan11	May04 - Jul10	May04 - Feb10	May04 - Jul09	May04 - Sep08	May04 - Feb08	May04 - Aug07
VI-A-3 - Run to 10% Call
WAL**	2.88	2.16	1.69	1.48	1.37	1.26	1.13	0.96	0.83	0.72
Principal Window End	May04 - Sep11	May04 - Nov09	May04 - Sep08	May04 - Mar08	May04 - Nov07	May04 - Aug07	May04 - Feb07	May04 - Sep06	May04 - May06	May04 - Jan06
VI-A-4 - Run to 10% Call
WAL**	10.64	8.11	6.43	5.70	5.28	4.91	4.39	3.63	3.04	2.56
Principal Window End	Sep11 - Oct16	Nov09 - Nov13	Sep08 - Nov11	Mar08 - Jan11	Nov07 - Jul10	Aug07 - Feb10	Feb07 - Jul09	Sep06 - Sep08	May06 - Feb08	Jan06 - Aug07
VI-M-1 - Run to 10% Call
WAL**	8.29	6.30	5.06	4.58	4.33	4.12	3.88	3.62	3.52	3.32
Principal Window End	May08 - Oct16	May07 - Nov13	May07 - Nov11	May07 - Jan11	Jun07 - Jul10	Jun07 - Feb10	Jun07 - Jul09	Jul07 - Sep08	Aug07 - Feb08	Aug07 - Aug07
VI-M-2 - Run to 10% Call
WAL**	8.20	6.22	4.99	4.50	4.25	4.04	3.79	3.49	3.33	3.27
Principal Window End	May08 - Oct16	May07 - Nov13	May07 - Nov11	May07 - Jan11	May07 - Jul10	May07 - Feb10	May07 - Jul09	Jun07 - Sep08	Jun07 - Feb08	Jun07 - Aug07
VI-M-3 - Run to 10% Call
WAL**	6.73	5.08	4.11	3.75	3.57	3.43	3.27	3.14	3.10	3.11
Principal Window End	May08 - Jan15	May07 - Jun12	May07 - Oct10	May07 - Jan10	May07 - Aug09	May07 - Mar09	May07 - Sep08	May07 - Jan08	May07 - Jul07	May07 - Jun07

*Assuming:
Rates:
	1 Month LIBOR		1.100
	6 Month LIBOR		1.230
	1 Year LIBOR		1.520
	1 Year CMT		1.323

**WAL's calculated from Settlement Date Assuming an 30/360 Basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

BOND PROFILES (Cont.)

GROUP VI BOND PROFILES TO MATURITY*:

Prepay	15 CPR	20 CPR	25 CPR	28 CPR	30 CPR	32 CPR	35 CPR	40 CPR	45 CPR	50 CPR
VI-A-1 - Run to Maturity
WAL**	5.20	3.95	3.13	2.76	2.55	2.37	2.12	1.78	1.51	1.28
Principal Window End	May04 - Feb29	May04 - Sep24	May04 - Dec20	May04 - Mar19	May04 - Feb18	May04 - Mar17	May04 - Dec15	May04 - Apr14	May04 - Nov12	May04 - Sep11
VI-A-2 - Run to Maturity
WAL**	5.20	3.96	3.14	2.77	2.56	2.37	2.12	1.79	1.51	1.28
Principal Window End	May04 - Mar29	May04 - Oct24	May04 - Feb21	May04 - Apr19	May04 - Apr18	May04 - Apr17	May04 - Jan16	May04 - Apr14	May04 - Dec12	May04 - Oct11
VI-A-3 - Run to Maturity
WAL**	2.88	2.16	1.69	1.48	1.37	1.26	1.13	0.96	0.83	0.72
Principal Window End	May04 - Sep11	May04 - Nov09	May04 - Sep08	May04 - Mar08	May04 - Nov07	May04 - Aug07	May04 - Feb07	May04 - Sep06	May04 - May06	May04 - Jan06
VI-A-4 - Run to Maturity
WAL**	12.17	9.37	7.48	6.62	6.13	5.70	5.10	4.26	3.57	2.98
Principal Window End	Sep11 - Mar29	Nov09 - Oct24	Sep08 - Feb21	Mar08 - Apr19	Nov07 - Apr18	Aug07 - Apr17	Feb07 - Jan16	Sep06 - Apr14	May06 - Dec12	Jan06 - Oct11
VI-M-1 - Run to Maturity
WAL**	8.74	6.65	5.35	4.84	4.57	4.34	4.08	3.80	3.67	3.67
Principal Window End	May08 - Mar21	May07 - Jun17	May07 - Oct14	May07 - Aug13	Jun07 - Dec12	Jun07 - May12	Jun07 - Jul11	Jul07 - Jun10	Aug07 - Aug09	Sep07 - Nov08
VI-M-2 - Run to Maturity
WAL**	8.26	6.27	5.04	4.54	4.28	4.07	3.81	3.52	3.35	3.29
Principal Window End	May08 - Feb18	May07 - Nov14	May07 - Sep12	May07 - Oct11	May07 - Mar11	May07 - Sep10	May07 - Feb10	Jun07 - Mar09	Jun07 - Jul08	Jun07 - Dec07
VI-M-3 - Run to Maturity
WAL**	6.73	5.08	4.11	3.75	3.57	3.43	3.27	3.14	3.10	3.11
Principal Window End	May08 - Jan15	May07 - Jun12	May07 - Oct10	May07 - Jan10	May07 - Aug09	May07 - Mar09	May07 - Sep08	May07 - Jan08	May07 - Jul07	May07 - Jun07

*Assuming:
Rates:
	1 Month LIBOR		1.100
	6 Month LIBOR		1.230
	1 Year LIBOR		1.520
	1 Year CMT		1.323

**WAL's calculated from Settlement Date Assuming an 30/360 Basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

VII. NET FUNDS CAP

Group VI - Flat LIBOR

	Note: Floating Rate Bonds will be subject to a [11.000]% hard cap.

Period	Distribution	Day	Available	Available	Period	Distribution	Day	Available	Available
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360**				30/360	Act/360**

1	25-May-04	26	5.9711	6.8897	43	25-Nov-07	31	4.6996	4.5480
2	25-Jun-04	31	5.9710	5.7784	44	25-Dec-07	30	4.7000	4.7000
3	25-Jul-04	30	5.9710	5.9710	45	25-Jan-08	31	4.7004	4.5488
4	25-Aug-04	31	5.9709	5.7783	46	25-Feb-08	31	4.7006	4.5489
5	25-Sep-04	31	5.9709	5.7783	47	25-Mar-08	29	4.7010	4.8631
6	25-Oct-04	30	5.9708	5.9708	48	25-Apr-08	31	4.7014	4.5497
7	25-Nov-04	31	5.9708	5.7782	49	25-May-08	30	4.6983	4.6983
8	25-Dec-04	30	5.9707	5.9707	50	25-Jun-08	31	4.6988	4.5472
9	25-Jan-05	31	5.9707	5.7781	51	25-Jul-08	30	4.6992	4.6992
10	25-Feb-05	31	5.9706	5.7780	52	25-Aug-08	31	4.6996	4.5480
11	25-Mar-05	28	5.9706	6.3970	53	25-Sep-08	31	4.6957	4.5442
12	25-Apr-05	31	5.9705	5.7779	54	25-Oct-08	30	4.6931	4.6931
13	25-May-05	30	5.9705	5.9705	55	25-Nov-08	31	4.6919	4.5405
14	25-Jun-05	31	5.9704	5.7778	56	25-Dec-08	30	4.6887	4.6887
15	25-Jul-05	30	5.9704	5.9704	57	25-Jan-09	31	4.6843	4.5332
16	25-Aug-05	31	5.9703	5.7777	58	25-Feb-09	31	4.6568	4.5066
17	25-Sep-05	31	5.9702	5.7777	59	25-Mar-09	28	4.5329	4.8567
18	25-Oct-05	30	5.9702	5.9702	60	25-Apr-09	31	4.3575	4.2169
19	25-Nov-05	31	5.9692	5.7766	61	25-May-09	30	4.3351	4.3351
20	25-Dec-05	30	5.9626	5.9626	62	25-Jun-09	31	4.3352	4.1954
21	25-Jan-06	31	5.9546	5.7625	63	25-Jul-09	30	4.3354	4.3354
22	25-Feb-06	31	5.9126	5.7218	64	25-Aug-09	31	4.3356	4.1957
23	25-Mar-06	28	5.6499	6.0534	65	25-Sep-09	31	4.3357	4.1958
24	25-Apr-06	31	5.4855	5.3085	66	25-Oct-09	30	4.3356	4.3356
25	25-May-06	30	5.4805	5.4805	67	25-Nov-09	31	4.3358	4.1959
26	25-Jun-06	31	5.4808	5.3040	68	25-Dec-09	30	4.3360	4.3360
27	25-Jul-06	30	5.4817	5.4817	69	25-Jan-10	31	4.3361	4.1962
28	25-Aug-06	31	5.4818	5.3049	70	25-Feb-10	31	4.3363	4.1964
29	25-Sep-06	31	5.4818	5.3050	71	25-Mar-10	28	4.3364	4.6462
30	25-Oct-06	30	5.4797	5.4797	72	25-Apr-10	31	4.3366	4.1967
31	25-Nov-06	31	5.4682	5.2918	73	25-May-10	30	4.3367	4.3367
32	25-Dec-06	30	5.4589	5.4589	74	25-Jun-10	31	4.3369	4.1970
33	25-Jan-07	31	5.4504	5.2746	75	25-Jul-10	30	4.3370	4.3370
34	25-Feb-07	31	5.4134	5.2387	76	25-Aug-10	31	4.3372	4.1973
35	25-Mar-07	28	5.1929	5.5639	77	25-Sep-10	31	4.3374	4.1974
36	25-Apr-07	31	4.7459	4.5928	78	25-Oct-10	30	4.3375	4.3375
37	25-May-07	30	4.6971	4.6971	79	25-Nov-10	31	4.3377	4.1977
38	25-Jun-07	31	4.6975	4.5460	80	25-Dec-10	30	4.3378	4.3378
39	25-Jul-07	30	4.6979	4.6979	81	25-Jan-11	31	4.3380	4.1981
40	25-Aug-07	31	4.6984	4.5468	82	25-Feb-11	31	4.3381	4.1982
41	25-Sep-07	31	4.6988	4.5472	83	25-Mar-11	28	4.3383	4.6482
42	25-Oct-07	30	4.6992	4.6992	84	25-Apr-11	31	4.3385	4.1985

	* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
		LIBOR_1MO	1.100
		LIBOR_6MO	1.230
		LIBOR_1YR	1.520
		CMT_1YR	1.323
	** Adjusted to an Actual/360 Basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

NET FUND CAP (Cont.)

Group VIA - Flat LIBOR

	Note: Floating Rate Bonds will be subject to a [11.000]% hard cap.

Period	Distribution	Day		Available	Available	Period	Distribution	Day	Available	Available
	Date	Count		Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
				30/360	Act/360**				30/360	Act/360**

1	25-May-04		26	5.9951	6.9175	43	25-Nov-07	31	4.7737	4.6197
2	25-Jun-04		31	5.9951	5.8017	44	25-Dec-07	30	4.7741	4.7741
3	25-Jul-04		30	5.9950	5.9950	45	25-Jan-08	31	4.7746	4.6206
4	25-Aug-04		31	5.9950	5.8016	46	25-Feb-08	31	4.7750	4.6210
5	25-Sep-04		31	5.9949	5.8015	47	25-Mar-08	29	4.7755	4.9401
6	25-Oct-04		30	5.9949	5.9949	48	25-Apr-08	31	4.7759	4.6218
7	25-Nov-04		31	5.9948	5.8014	49	25-May-08	30	4.7764	4.7764
8	25-Dec-04		30	5.9948	5.9948	50	25-Jun-08	31	4.7768	4.6227
9	25-Jan-05		31	5.9947	5.8013	51	25-Jul-08	30	4.7772	4.7772
10	25-Feb-05		31	5.9946	5.8013	52	25-Aug-08	31	4.7777	4.6236
11	25-Mar-05		28	5.9946	6.4228	53	25-Sep-08	31	4.7782	4.6240
12	25-Apr-05		31	5.9945	5.8012	54	25-Oct-08	30	4.7705	4.7705
13	25-May-05		30	5.9945	5.9945	55	25-Nov-08	31	4.7657	4.6120
14	25-Jun-05		31	5.9944	5.8010	56	25-Dec-08	30	4.7552	4.7552
15	25-Jul-05		30	5.9943	5.9943	57	25-Jan-09	31	4.7557	4.6022
16	25-Aug-05		31	5.9943	5.8009	58	25-Feb-09	31	4.7331	4.5804
17	25-Sep-05		31	5.9942	5.8009	59	25-Mar-09	28	4.5971	4.9255
18	25-Oct-05		30	5.9942	5.9942	60	25-Apr-09	31	4.4016	4.2596
19	25-Nov-05		31	5.9911	5.7978	61	25-May-09	30	4.4017	4.4017
20	25-Dec-05		30	5.9865	5.9865	62	25-Jun-09	31	4.4019	4.2599
21	25-Jan-06		31	5.9720	5.7794	63	25-Jul-09	30	4.4020	4.4020
22	25-Feb-06		31	5.9229	5.7319	64	25-Aug-09	31	4.4022	4.2602
23	25-Mar-06		28	5.6234	6.0250	65	25-Sep-09	31	4.4023	4.2603
24	25-Apr-06		31	5.4575	5.2814	66	25-Oct-09	30	4.4025	4.4025
25	25-May-06		30	5.4518	5.4518	67	25-Nov-09	31	4.4026	4.2606
26	25-Jun-06		31	5.4521	5.2762	68	25-Dec-09	30	4.4028	4.4028
27	25-Jul-06		30	5.4524	5.4524	69	25-Jan-10	31	4.4030	4.2609
28	25-Aug-06		31	5.4527	5.2768	70	25-Feb-10	31	4.4031	4.2611
29	25-Sep-06		31	5.4523	5.2764	71	25-Mar-10	28	4.4033	4.7178
30	25-Oct-06		30	5.4508	5.4508	72	25-Apr-10	31	4.4034	4.2614
31	25-Nov-06		31	5.4511	5.2753	73	25-May-10	30	4.4036	4.4036
32	25-Dec-06		30	5.4502	5.4502	74	25-Jun-10	31	4.4037	4.2617
33	25-Jan-07		31	5.4389	5.2635	75	25-Jul-10	30	4.4039	4.4039
34	25-Feb-07		31	5.3959	5.2218	76	25-Aug-10	31	4.4041	4.2620
35	25-Mar-07		28	5.2325	5.6063	77	25-Sep-10	31	4.4042	4.2621
36	25-Apr-07		31	4.7734	4.6194	78	25-Oct-10	30	4.4044	4.4044
37	25-May-07		30	4.7711	4.7711	79	25-Nov-10	31	4.4045	4.2625
38	25-Jun-07		31	4.7715	4.6176	80	25-Dec-10	30	4.4047	4.4047
39	25-Jul-07		30	4.7720	4.7720	81	25-Jan-11	31	4.4049	4.2628
40	25-Aug-07		31	4.7724	4.6184	82	25-Feb-11	31	4.4050	4.2629
41	25-Sep-07		31	4.7728	4.6189	83	25-Mar-11	28	4.4052	4.7198
42	25-Oct-07		30	4.7733	4.7733	84	25-Apr-11	31	4.4053	4.2632

	* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
		LIBOR_1MO		1.100
		LIBOR_6MO		1.230
		LIBOR_1YR		1.520
		CMT_1YR		1.323
	** Adjusted to an Actual/360 Basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

NET FUNDS CAP (Cont.)

Group VIB - Flat LIBOR

	Note: Floating Rate Bonds will be subject to a [11.000]% hard cap.

Period	Distribution	Day		Available	Available	Period	Distribution	Day	Available	Available
	Date	Count		Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
				30/360	Act/360**				30/360	Act/360**

1	25-May-04		26	5.9596	6.8764	43	25-Nov-07	31	4.6641	4.5136
2	25-Jun-04		31	5.9595	5.7673	44	25-Dec-07	30	4.6645	4.6645
3	25-Jul-04		30	5.9595	5.9595	45	25-Jan-08	31	4.6649	4.5144
4	25-Aug-04		31	5.9594	5.7672	46	25-Feb-08	31	4.6649	4.5144
5	25-Sep-04		31	5.9594	5.7671	47	25-Mar-08	29	4.6653	4.8262
6	25-Oct-04		30	5.9593	5.9593	48	25-Apr-08	31	4.6657	4.5152
7	25-Nov-04		31	5.9593	5.7670	49	25-May-08	30	4.6610	4.6610
8	25-Dec-04		30	5.9592	5.9592	50	25-Jun-08	31	4.6614	4.5110
9	25-Jan-05		31	5.9592	5.7669	51	25-Jul-08	30	4.6618	4.6618
10	25-Feb-05		31	5.9591	5.7669	52	25-Aug-08	31	4.6622	4.5118
11	25-Mar-05		28	5.9591	6.3847	53	25-Sep-08	31	4.6562	4.5060
12	25-Apr-05		31	5.9590	5.7668	54	25-Oct-08	30	4.6560	4.6560
13	25-May-05		30	5.9590	5.9590	55	25-Nov-08	31	4.6564	4.5062
14	25-Jun-05		31	5.9589	5.7667	56	25-Dec-08	30	4.6569	4.6569
15	25-Jul-05		30	5.9589	5.9589	57	25-Jan-09	31	4.6501	4.5001
16	25-Aug-05		31	5.9588	5.7666	58	25-Feb-09	31	4.6203	4.4712
17	25-Sep-05		31	5.9588	5.7665	59	25-Mar-09	28	4.5022	4.8237
18	25-Oct-05		30	5.9587	5.9587	60	25-Apr-09	31	4.3364	4.1965
19	25-Nov-05		31	5.9586	5.7664	61	25-May-09	30	4.3031	4.3031
20	25-Dec-05		30	5.9511	5.9511	62	25-Jun-09	31	4.3033	4.1645
21	25-Jan-06		31	5.9462	5.7544	63	25-Jul-09	30	4.3035	4.3035
22	25-Feb-06		31	5.9076	5.7170	64	25-Aug-09	31	4.3036	4.1648
23	25-Mar-06		28	5.6626	6.0671	65	25-Sep-09	31	4.3038	4.1649
24	25-Apr-06		31	5.4989	5.3215	66	25-Oct-09	30	4.3036	4.3036
25	25-May-06		30	5.4943	5.4943	67	25-Nov-09	31	4.3038	4.1649
26	25-Jun-06		31	5.4946	5.3173	68	25-Dec-09	30	4.3039	4.3039
27	25-Jul-06		30	5.4957	5.4957	69	25-Jan-10	31	4.3041	4.1652
28	25-Aug-06		31	5.4957	5.3184	70	25-Feb-10	31	4.3042	4.1654
29	25-Sep-06		31	5.4960	5.3187	71	25-Mar-10	28	4.3044	4.6118
30	25-Oct-06		30	5.4936	5.4936	72	25-Apr-10	31	4.3045	4.1657
31	25-Nov-06		31	5.4763	5.2997	73	25-May-10	30	4.3047	4.3047
32	25-Dec-06		30	5.4631	5.4631	74	25-Jun-10	31	4.3048	4.1660
33	25-Jan-07		31	5.4559	5.2799	75	25-Jul-10	30	4.3050	4.3050
34	25-Feb-07		31	5.4217	5.2468	76	25-Aug-10	31	4.3051	4.1663
35	25-Mar-07		28	5.1740	5.5436	77	25-Sep-10	31	4.3053	4.1664
36	25-Apr-07		31	4.7327	4.5800	78	25-Oct-10	30	4.3055	4.3055
37	25-May-07		30	4.6617	4.6617	79	25-Nov-10	31	4.3056	4.1667
38	25-Jun-07		31	4.6621	4.5117	80	25-Dec-10	30	4.3058	4.3058
39	25-Jul-07		30	4.6625	4.6625	81	25-Jan-11	31	4.3059	4.1670
40	25-Aug-07		31	4.6629	4.5125	82	25-Feb-11	31	4.3061	4.1672
41	25-Sep-07		31	4.6633	4.5129	83	25-Mar-11	28	4.3062	4.6138
42	25-Oct-07		30	4.6637	4.6637	84	25-Apr-11	31	4.3064	4.1675

	* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.
		LIBOR_1MO		1.100
		LIBOR_6MO		1.230
		LIBOR_1YR		1.520
		CMT_1YR		1.323
	** Adjusted to an Actual/360 Basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

NET FUNDS CAP (Cont.)

Group VI - Stressed LIBOR

	Note: Floating Rate Bonds will be subject to a [11.000]% hard cap.

Period	Distribution	Day	Available	Available	Period	Distribution	Day	Available	Available
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360**				30/360	Act/360**

1	25-May-04	26	5.9711	6.8897	43	25-Nov-07	31	10.0138	9.6908
2	25-Jun-04	31	5.9710	5.7784	44	25-Dec-07	30	10.0206	10.0206
3	25-Jul-04	30	5.9710	5.9710	45	25-Jan-08	31	10.0281	9.7046
4	25-Aug-04	31	5.9709	5.7783	46	25-Feb-08	31	10.0541	9.7298
5	25-Sep-04	31	5.9709	5.7783	47	25-Mar-08	29	10.1657	10.5162
6	25-Oct-04	30	5.9708	5.9708	48	25-Apr-08	31	10.2621	9.9311
7	25-Nov-04	31	5.9708	5.7782	49	25-May-08	30	10.2725	10.2725
8	25-Dec-04	30	5.9707	5.9707	50	25-Jun-08	31	10.2726	9.9412
9	25-Jan-05	31	5.9707	5.7781	51	25-Jul-08	30	10.2734	10.2734
10	25-Feb-05	31	5.9706	5.7780	52	25-Aug-08	31	10.2743	9.9429
11	25-Mar-05	28	5.9706	6.3970	53	25-Sep-08	31	10.2825	9.9508
12	25-Apr-05	31	5.9705	5.7779	54	25-Oct-08	30	10.2898	10.2898
13	25-May-05	30	5.9705	5.9705	55	25-Nov-08	31	10.2945	9.9625
14	25-Jun-05	31	5.9704	5.7778	56	25-Dec-08	30	10.3010	10.3010
15	25-Jul-05	30	5.9704	5.9704	57	25-Jan-09	31	10.3108	9.9782
16	25-Aug-05	31	5.9703	5.7777	58	25-Feb-09	31	10.3806	10.0457
17	25-Sep-05	31	5.9702	5.7777	59	25-Mar-09	28	10.7328	11.4995
18	25-Oct-05	30	5.9702	5.9702	60	25-Apr-09	31	11.1572	10.7973
19	25-Nov-05	31	5.9718	5.7791	61	25-May-09	30	11.1965	11.1965
20	25-Dec-05	30	5.9828	5.9828	62	25-Jun-09	31	11.1966	10.8354
21	25-Jan-06	31	6.0017	5.8081	63	25-Jul-09	30	11.1966	11.1966
22	25-Feb-06	31	6.0894	5.8930	64	25-Aug-09	31	11.1967	10.8355
23	25-Mar-06	28	6.6889	7.1667	65	25-Sep-09	31	11.1967	10.8355
24	25-Apr-06	31	7.0643	6.8364	66	25-Oct-09	30	11.1977	11.1977
25	25-May-06	30	7.0770	7.0770	67	25-Nov-09	31	11.1977	10.8365
26	25-Jun-06	31	7.0799	6.8515	68	25-Dec-09	30	11.1978	11.1978
27	25-Jul-06	30	7.0910	7.0910	69	25-Jan-10	31	11.1978	10.8366
28	25-Aug-06	31	7.1203	6.8907	70	25-Feb-10	31	11.1979	10.8367
29	25-Sep-06	31	7.3202	7.0840	71	25-Mar-10	28	11.1979	11.9978
30	25-Oct-06	30	7.4505	7.4505	72	25-Apr-10	31	11.1989	10.8376
31	25-Nov-06	31	7.4794	7.2381	73	25-May-10	30	11.1989	11.1989
32	25-Dec-06	30	7.4981	7.4981	74	25-Jun-10	31	11.1990	10.8377
33	25-Jan-07	31	7.5203	7.2777	75	25-Jul-10	30	11.1990	11.1990
34	25-Feb-07	31	7.6113	7.3658	76	25-Aug-10	31	11.1991	10.8378
35	25-Mar-07	28	8.2825	8.8741	77	25-Sep-10	31	11.1991	10.8379
36	25-Apr-07	31	9.4429	9.1383	78	25-Oct-10	30	11.1996	11.1996
37	25-May-07	30	9.5713	9.5713	79	25-Nov-10	31	11.1996	10.8384
38	25-Jun-07	31	9.5765	9.2676	80	25-Dec-10	30	11.1997	11.1997
39	25-Jul-07	30	9.5836	9.5836	81	25-Jan-11	31	11.1997	10.8385
40	25-Aug-07	31	9.6047	9.2949	82	25-Feb-11	31	11.1998	10.8385
41	25-Sep-07	31	9.7436	9.4293	83	25-Mar-11	28	11.1998	11.9998
42	25-Oct-07	30	9.9874	9.9874	84	25-Apr-11	31	11.2003	10.8390

	* Assumes each underlying Collateral index remains constant at 20.00% and all collateral pays at 30% CPR.
	** Adjusted to an Actual/360 Basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

NET FUNDS CAP (Cont.)

Group VIA - Stressed LIBOR

	Note: Floating Rate Bonds will be subject to a [11.000]% hard cap.

Period	Distribution	Day	Available	Available	Period	Distribution	Day	Available	Available
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360**				30/360	Act/360**

1	25-May-04	26	5.9951	6.9175	43	25-Nov-07	31	9.9816	9.6596
2	25-Jun-04	31	5.9951	5.8017	44	25-Dec-07	30	9.9823	9.9823
3	25-Jul-04	30	5.9950	5.9950	45	25-Jan-08	31	9.9885	9.6663
4	25-Aug-04	31	5.9950	5.8016	46	25-Feb-08	31	10.0214	9.6981
5	25-Sep-04	31	5.9949	5.8015	47	25-Mar-08	29	10.0950	10.4431
6	25-Oct-04	30	5.9949	5.9949	48	25-Apr-08	31	10.1920	9.8633
7	25-Nov-04	31	5.9948	5.8014	49	25-May-08	30	10.1942	10.1942
8	25-Dec-04	30	5.9948	5.9948	50	25-Jun-08	31	10.1943	9.8655
9	25-Jan-05	31	5.9947	5.8013	51	25-Jul-08	30	10.1944	10.1944
10	25-Feb-05	31	5.9946	5.8013	52	25-Aug-08	31	10.1971	9.8682
11	25-Mar-05	28	5.9946	6.4228	53	25-Sep-08	31	10.1972	9.8683
12	25-Apr-05	31	5.9945	5.8012	54	25-Oct-08	30	10.2139	10.2139
13	25-May-05	30	5.9945	5.9945	55	25-Nov-08	31	10.2283	9.8984
14	25-Jun-05	31	5.9944	5.8010	56	25-Dec-08	30	10.2480	10.2480
15	25-Jul-05	30	5.9943	5.9943	57	25-Jan-09	31	10.2481	9.9175
16	25-Aug-05	31	5.9943	5.8009	58	25-Feb-09	31	10.3181	9.9853
17	25-Sep-05	31	5.9942	5.8009	59	25-Mar-09	28	10.7303	11.4967
18	25-Oct-05	30	5.9942	5.9942	60	25-Apr-09	31	11.2047	10.8432
19	25-Nov-05	31	5.9992	5.8056	61	25-May-09	30	11.2047	11.2047
20	25-Dec-05	30	6.0068	6.0068	62	25-Jun-09	31	11.2048	10.8433
21	25-Jan-06	31	6.0317	5.8371	63	25-Jul-09	30	11.2048	11.2048
22	25-Feb-06	31	6.1464	5.9481	64	25-Aug-09	31	11.2049	10.8434
23	25-Mar-06	28	6.8298	7.3176	65	25-Sep-09	31	11.2049	10.8435
24	25-Apr-06	31	7.2055	6.9730	66	25-Oct-09	30	11.2050	11.2050
25	25-May-06	30	7.2210	7.2210	67	25-Nov-09	31	11.2050	10.8436
26	25-Jun-06	31	7.2234	6.9904	68	25-Dec-09	30	11.2051	11.2051
27	25-Jul-06	30	7.2316	7.2316	69	25-Jan-10	31	11.2051	10.8437
28	25-Aug-06	31	7.2701	7.0355	70	25-Feb-10	31	11.2052	10.8437
29	25-Sep-06	31	7.4985	7.2566	71	25-Mar-10	28	11.2052	12.0056
30	25-Oct-06	30	7.6272	7.6272	72	25-Apr-10	31	11.2053	10.8438
31	25-Nov-06	31	7.6334	7.3872	73	25-May-10	30	11.2054	11.2054
32	25-Dec-06	30	7.6379	7.6379	74	25-Jun-10	31	11.2054	10.8439
33	25-Jan-07	31	7.6641	7.4169	75	25-Jul-10	30	11.2055	11.2055
34	25-Feb-07	31	7.7762	7.5254	76	25-Aug-10	31	11.2055	10.8441
35	25-Mar-07	28	8.3553	8.9521	77	25-Sep-10	31	11.2056	10.8441
36	25-Apr-07	31	9.5757	9.2668	78	25-Oct-10	30	11.2056	11.2056
37	25-May-07	30	9.5867	9.5867	79	25-Nov-10	31	11.2057	10.8442
38	25-Jun-07	31	9.5875	9.2782	80	25-Dec-10	30	11.2057	11.2057
39	25-Jul-07	30	9.5944	9.5944	81	25-Jan-11	31	11.2058	10.8443
40	25-Aug-07	31	9.6192	9.3089	82	25-Feb-11	31	11.2059	10.8444
41	25-Sep-07	31	9.7204	9.4068	83	25-Mar-11	28	11.2059	12.0063
42	25-Oct-07	30	9.9793	9.9793	84	25-Apr-11	31	11.2060	10.8445

	* Assumes each underlying Collateral index remains constant at 20.00% and all collateral pays at 30% CPR.
	** Adjusted to an Actual/360 Basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

NET FUNDS CAP (Cont.)

Group VIB - Stressed LIBOR

	Note: Floating Rate Bonds will be subject to a [11.000]% hard cap.

Period	Distribution	Day	Available	Available	Period	Distribution	Day	Available	Available
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360**				30/360	Act/360**

1	25-May-04	26	5.9596	6.8764	43	25-Nov-07	31	10.0293	9.7058
2	25-Jun-04	31	5.9595	5.7673	44	25-Dec-07	30	10.0389	10.0389
3	25-Jul-04	30	5.9595	5.9595	45	25-Jan-08	31	10.0470	9.7229
4	25-Aug-04	31	5.9594	5.7672	46	25-Feb-08	31	10.0698	9.7450
5	25-Sep-04	31	5.9594	5.7671	47	25-Mar-08	29	10.1995	10.5512
6	25-Oct-04	30	5.9593	5.9593	48	25-Apr-08	31	10.2957	9.9635
7	25-Nov-04	31	5.9593	5.7670	49	25-May-08	30	10.3100	10.3100
8	25-Dec-04	30	5.9592	5.9592	50	25-Jun-08	31	10.3101	9.9775
9	25-Jan-05	31	5.9592	5.7669	51	25-Jul-08	30	10.3112	10.3112
10	25-Feb-05	31	5.9591	5.7669	52	25-Aug-08	31	10.3113	9.9787
11	25-Mar-05	28	5.9591	6.3847	53	25-Sep-08	31	10.3234	9.9904
12	25-Apr-05	31	5.9590	5.7668	54	25-Oct-08	30	10.3261	10.3261
13	25-May-05	30	5.9590	5.9590	55	25-Nov-08	31	10.3263	9.9932
14	25-Jun-05	31	5.9589	5.7667	56	25-Dec-08	30	10.3264	10.3264
15	25-Jul-05	30	5.9589	5.9589	57	25-Jan-09	31	10.3409	10.0074
16	25-Aug-05	31	5.9588	5.7666	58	25-Feb-09	31	10.4105	10.0747
17	25-Sep-05	31	5.9588	5.7665	59	25-Mar-09	28	10.7340	11.5008
18	25-Oct-05	30	5.9587	5.9587	60	25-Apr-09	31	11.1344	10.7752
19	25-Nov-05	31	5.9586	5.7664	61	25-May-09	30	11.1926	11.1926
20	25-Dec-05	30	5.9714	5.9714	62	25-Jun-09	31	11.1926	10.8316
21	25-Jan-06	31	5.9873	5.7941	63	25-Jul-09	30	11.1927	11.1927
22	25-Feb-06	31	6.0621	5.8665	64	25-Aug-09	31	11.1927	10.8317
23	25-Mar-06	28	6.6213	7.0943	65	25-Sep-09	31	11.1928	10.8317
24	25-Apr-06	31	6.9966	6.7709	66	25-Oct-09	30	11.1942	11.1942
25	25-May-06	30	7.0080	7.0080	67	25-Nov-09	31	11.1942	10.8331
26	25-Jun-06	31	7.0111	6.7849	68	25-Dec-09	30	11.1943	11.1943
27	25-Jul-06	30	7.0236	7.0236	69	25-Jan-10	31	11.1943	10.8332
28	25-Aug-06	31	7.0486	6.8212	70	25-Feb-10	31	11.1944	10.8333
29	25-Sep-06	31	7.2347	7.0013	71	25-Mar-10	28	11.1944	11.9940
30	25-Oct-06	30	7.3659	7.3659	72	25-Apr-10	31	11.1958	10.8347
31	25-Nov-06	31	7.4055	7.1666	73	25-May-10	30	11.1959	11.1959
32	25-Dec-06	30	7.4311	7.4311	74	25-Jun-10	31	11.1959	10.8347
33	25-Jan-07	31	7.4513	7.2110	75	25-Jul-10	30	11.1960	11.1960
34	25-Feb-07	31	7.5322	7.2892	76	25-Aug-10	31	11.1960	10.8348
35	25-Mar-07	28	8.2477	8.8368	77	25-Sep-10	31	11.1960	10.8349
36	25-Apr-07	31	9.3792	9.0767	78	25-Oct-10	30	11.1967	11.1967
37	25-May-07	30	9.5639	9.5639	79	25-Nov-10	31	11.1967	10.8355
38	25-Jun-07	31	9.5712	9.2625	80	25-Dec-10	30	11.1968	11.1968
39	25-Jul-07	30	9.5785	9.5785	81	25-Jan-11	31	11.1968	10.8356
40	25-Aug-07	31	9.5978	9.2882	82	25-Feb-11	31	11.1969	10.8357
41	25-Sep-07	31	9.7547	9.4400	83	25-Mar-11	28	11.1969	11.9967
42	25-Oct-07	30	9.9913	9.9913	84	25-Apr-11	31	11.1976	10.8363

	* Assumes each underlying Collateral index remains constant at 20.00% and all collateral pays at 30% CPR.
	** Adjusted to an Actual/360 Basis assuming payments are made on the dates indicated.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

VIII. CONTACTS

ARMs TRADING DESK

Contact	Phone	Fax	E-mail
Mark Tecotzky	212-538-3831	212-743-5384	mark.tecotzky@csfb.com
Managing Director - ARM Trading
Brian Murphy	212-538- 3831	212-743-5384	brian.murphy.2@csfb.com
Vice President - ARM Trading
Andrew Belcher	212-538- 3831	212-743-5384	andrew.belcher@csfb.com
Associate - ARM Trading
Patrick Gallagher	212-538- 3831	212-743-5384	patrick.gallagher@csfb.com
Associate - ARM Structuring
James Buccola	212-325-3831	212-743-4863	james.buccola@csfb.com
Analyst

STRUCTURED FINANCE

Contact	Phone	Fax	E-mail
John P. Graham	212-325-6201	212-743-4683	john.p.graham@csfb.com
Director
Bruce Kaiserman	212-538-1962	917-326-7936	bruce.kaiserman@csfb.com
Director
Peter J. Sack	212-325-7892	212-743-5261	peter.sack@csfb.com
Vice President
Josef Bittman	212-538-6611	212-743-4506	josef.bittman@csfb.com
Associate

COLLATERAL

Contact	Phone	Fax	E-mail
Mark Roszko	212-325-4763	212-743-5260	mark.roszko@csfb.com
Director
Michael De Palma	212-538-5423	212-743-4879	michael.depalma@csfb.com
Collateral Analyst

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

IX. COLLATERAL SUMMARY

NOTE: Information contained herein reflects the April 1, 2004 cut-off date scheduled balances.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the April 1, 2004 cut-off date scheduled balances.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the April 1, 2004 cut-off date scheduled balances.

Loan Group VIA Collateral Details			
Gross WAC	[6.253]%	Average Loan Balance	$[183,250.20]
Net WAC	[5.995]%	Maximum Loan Balance	$[628,999.99]
WA Gross Margin	[3.401]%	California Concentration	[40.64]%
WA Net Margin	[3.143]%	WA Original LTV	[80.85]%
Index: 6 Month LIBOR	[98.73]%	WA Credit Score**	[690]
1 Year LIBOR	[1.27]%	Full/Alt Doc*	[12.93]%
1 Year CMT	[0.00]%	Reduced Doc*	[60.22]%
WA Months to Reset	[34]	Prepayment Penalties	[50.31]%
Interest Only Loans	[41.00]%		
WAM	[358]		

Loan Group VIB Collateral Details			
Gross WAC	[6.218]%	Average Loan Balance	$[297,509.51]
Net WAC	[5.960]%	Maximum Loan Balance	$[1,897,803.19]
WA Gross Margin	[3.320]%	California Concentration	[45.62]%
WA Net Margin	[3.062]%	WA Original LTV	[79.57]%
Index: 6 Month LIBOR	[99.01]%	WA Credit Score**	[692]
1 Year LIBOR	[0.83]%	Full/Alt Doc*	[13.48]%
1 Year CMT	[0.15]%	Reduced Doc*	[60.68]%
WA Months to Reset	[34]	Prepayment Penalties	[44.67]%
Interest Only Loans	[41.99]%		
WAM	[358]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the April 1, 2004 cut-off date scheduled balances.

*The mortgage loans have been originated under “full” or “alternative,” “reduced documentation,” “stated income/stated assets” or “no income/no asset” programs. The “alternative,” “reduced,” “stated income/stated asset” and “no income/no asset” programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an “alternative” documentation program requires information regarding the mortgagor’s income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a “full doc” loan, however, alternative forms of standard verifications are used. Generally, under both “full” and “alternative” documentation programs at least one year of income documentation is provided. Generally, under a “reduced documentation” program, either no verification of a mortgagor’s stated income is undertaken by the originator or no verification of a mortgagor’s assets is undertaken by the originator. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no income/no asset” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator.  The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.

**Where available.

X. COLLATERAL DETAILS

NOTE: PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE April 1, 2004 CUT-OFF DATE SCHEDULED BALANCES.

COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND INDICATIVE. ON THE CLOSING DATE, THE AGGREGATE

PRINCIPAL BALANCE OF THE MORTGAGE LOANS IN LOAN GROUPS I AND II WILL EQUAL THE AGGREGATE PRINCIPAL BALANCE

OF THE GROUPS I, II AND C-B CERTIFICATES.

			Summary Statistics
	Group I	Group II	Group III	Group IV	Group V	Groups I-V
Count	325	332	312	784	676	2,429
Scheduled Balance	163,456,681.12	165,606,745.06	126,421,811.09	156,035,442.52	134,995,629.07	746,516,308.85
Avg. Scheduled Balance	502,943.63	498,815.50	405,198.11	199,024.80	199,697.68	307,334.83
Min Scheduled Balance	335,200.00	334,000.00	59,157.28	33,954.20	55,888.22	33,954.20
Max Scheduled Balance	1,497,979.47	1,500,000.00	1,500,000.00	364,000.00	609,862.60	1,500,000.00
Wgt. Avg. Gross Rate	4.369	5.147	5.158	4.524	5.235	4.864
Wgt. Avg. Net Rate	4.071	4.811	4.831	4.184	4.876	4.533
Wgt. Avg. Gross Margin	2.301	2.390	2.444	2.301	2.473	2.376
Wgt. Avg. Remaining Term	357	358	358	358	358	358
Wgt. Avg. Original Term	359	360	360	360	360	360
Wgt. Avg. Months to Roll	33	58	82	33	58	51
Wgt. Avg. Seasoning	2	2	2	2	2	2
Wgt. Avg. Original LTV	71.53	72.67	71.06	75.34	76.15	73.33
Wgt. Avg. FICO **	719	711	727	720	720	719
Wgt. Avg. Initial Cap	2.708	5.122	5.020	2.872	5.064	4.096
Wgt. Avg. Periodic Cap	1.574	1.421	1.814	1.329	1.291	1.478
Wgt. Avg. Maximum Rate	10.117	10.281	10.180	9.986	10.348	10.178

			Rate Index
Index	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
Treasury - 1 Year	2.86	0.55	1.07	1.64	1.51	1.54
Libor - 6 Month	43.01	71.12	20.62	67.35	81.96	57.59
Libor - 1 Year	54.12	28.34	78.31	31.02	16.53	40.87
Total:	100.00	100.00	100.00	100.00	100.00	100.00

		Months to Next Rate Adjustment Date
Months	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
17	0.55	0.00	0.00	0.00	0.00	0.12
18	0.00	0.00	0.00	0.20	0.00	0.04
19	0.00	0.00	0.00	0.31	0.00	0.06
20	0.61	0.00	0.00	0.22	0.00	0.18
21	0.22	0.00	0.00	0.41	0.00	0.13
22	2.53	0.00	0.00	3.75	0.00	1.34
23	3.30	0.00	0.00	6.58	0.00	2.10
24	0.67	0.00	0.00	0.21	0.00	0.19
25	0.88	0.00	0.00	0.00	0.00	0.19
26	2.06	0.00	0.00	0.27	0.00	0.51
27	1.94	0.00	0.00	0.17	0.00	0.46
28	1.71	0.00	0.00	0.47	0.00	0.47
29	0.61	0.00	0.00	2.57	0.00	0.67
30	2.32	0.00	0.00	2.48	0.00	1.03
31	0.46	0.00	0.00	1.10	0.00	0.33
32	1.34	0.00	0.00	1.27	0.00	0.56
33	2.50	0.00	0.00	5.00	0.00	1.59
34	26.70	0.00	0.00	44.34	0.00	15.11
35	37.51	0.00	0.00	21.76	0.00	12.76
36	14.11	0.00	0.00	8.90	0.00	4.95
48	0.00	0.00	0.00	0.00	0.00	0.00
50	0.00	0.24	0.00	0.00	0.23	0.09
51	0.00	1.38	0.00	0.00	0.68	0.43
52	0.00	1.89	0.00	0.00	2.56	0.88
53	0.00	2.92	0.00	0.00	4.91	1.54
54	0.00	0.85	0.00	0.00	2.92	0.72
55	0.00	1.91	0.00	0.00	0.85	0.58
56	0.00	1.50	0.00	0.00	1.51	0.61
57	0.00	4.81	0.00	0.00	7.57	2.44
58	0.00	23.59	0.00	0.00	28.70	10.42
59	0.00	46.05	0.00	0.00	38.69	17.21
60	0.00	14.86	0.00	0.00	11.39	5.36
76	0.00	0.00	0.69	0.00	0.00	0.12
77	0.00	0.00	0.43	0.00	0.00	0.07
78	0.00	0.00	0.72	0.00	0.00	0.12
79	0.00	0.00	0.29	0.00	0.00	0.05
80	0.00	0.00	3.23	0.00	0.00	0.55
81	0.00	0.00	16.20	0.00	0.00	2.74
82	0.00	0.00	18.77	0.00	0.00	3.18
83	0.00	0.00	36.98	0.00	0.00	6.26
84	0.00	0.00	22.68	0.00	0.00	3.84
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Current Mortgage Rates
(%)	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
2.751 - 3.000	0.00	0.00	0.00	0.10	0.00	0.02
3.001 - 3.250	1.31	0.00	0.00	1.35	0.00	0.57
3.251 - 3.500	5.01	0.00	0.00	3.39	0.00	1.80
3.501 - 3.750	9.52	0.00	0.00	5.30	0.48	3.28
3.751 - 4.000	12.53	0.00	0.00	12.23	1.18	5.51
4.001 - 4.250	15.13	2.94	0.50	9.73	3.92	6.79
4.251 - 4.500	20.19	14.19	8.48	14.01	6.62	13.13
4.501 - 4.750	13.32	14.25	15.09	18.02	11.05	14.40
4.751 - 5.000	15.62	14.70	28.21	22.01	10.82	18.01
5.001 - 5.250	7.38	14.22	15.30	13.85	17.37	13.40
5.251 - 5.500	0.00	14.45	12.15	0.00	16.80	8.30
5.501 - 5.750	0.00	11.18	8.20	0.00	16.89	6.92
5.751 - 6.000	0.00	14.08	7.04	0.00	14.88	7.01
6.001 - 6.250	0.00	0.00	3.59	0.00	0.00	0.61
6.251 - 6.500	0.00	0.00	0.71	0.00	0.00	0.12
6.501 - 6.750	0.00	0.00	0.25	0.00	0.00	0.04
6.751 - 7.000	0.00	0.00	0.08	0.00	0.00	0.01
7.001 - 7.250	0.00	0.00	0.22	0.00	0.00	0.04
7.251 - 7.500	0.00	0.00	0.00	0.00	0.00	0.00
7.501 - 7.750	0.00	0.00	0.07	0.00	0.00	0.01
7.751 - 8.000	0.00	0.00	0.10	0.00	0.00	0.02
8.001 - 8.250	0.00	0.00	0.00	0.00	0.00	0.00
8.251 - 8.500	0.00	0.00	0.00	0.00	0.00	0.00
8.501 - 8.750	0.00	0.00	0.00	0.00	0.00	0.00
9.751 - 10.000	0.00	0.00	0.00	0.00	0.00	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Scheduled Balances
$	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
0.01 - 100,000.00	0.00	0.00	0.50	1.91	2.09	0.86
100,000.01 - 200,000.00	0.00	0.00	6.69	38.00	38.77	16.09
200,000.01 - 300,000.00	0.00	0.00	5.24	43.91	38.06	16.95
300,000.01 - 400,000.00	23.52	25.04	19.87	16.18	19.09	20.90
400,000.01 - 500,000.00	28.83	27.63	24.09	0.00	1.53	16.80
500,000.01 - 600,000.00	16.96	17.64	16.86	0.00	0.00	10.48
600,000.01 - 700,000.00	12.51	13.52	11.74	0.00	0.45	7.81
700,000.01 - 800,000.00	2.28	5.55	4.27	0.00	0.00	2.45
800,000.01 - 900,000.00	4.24	4.20	3.37	0.00	0.00	2.43
900,000.01 - 1,000,000.00	10.74	4.72	6.20	0.00	0.00	4.45
1,200,000.01 >=	0.92	1.71	1.19	0.00	0.00	0.78
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Geographic Distribution
State	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
California	41.70	50.80	46.13	22.91	26.86	37.86
Nevada	2.24	5.63	3.66	7.10	12.24	6.06
Michigan	4.80	1.89	5.54	18.61	7.09	7.58
Virginia	6.79	6.02	5.36	5.40	3.49	5.49
Florida	2.52	3.88	4.19	4.35	5.70	4.06
Arizona	3.22	4.88	1.21	2.64	5.03	3.45
New York	3.25	3.27	1.68	1.09	2.52	2.40
Maryland	5.73	3.48	2.31	4.75	2.34	3.83
Georgia	3.23	1.27	2.16	3.93	4.68	3.02
Colorado	4.40	1.02	0.78	3.45	4.47	2.85
Other	22.11	17.85	26.98	25.76	25.57	23.38
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Gross Margin
(%)	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
2.001 - 2.250	86.10	78.61	63.31	84.94	67.64	77.00
2.251 - 2.500	7.26	2.61	0.54	8.48	2.17	4.43
2.501 - 2.750	6.16	8.36	34.95	6.40	13.02	12.82
2.751 - 3.000	0.25	4.09	0.00	0.00	6.83	2.20
3.001 - 3.250	0.00	4.09	0.39	0.00	6.81	2.21
3.251 - 3.500	0.00	1.97	0.00	0.00	3.25	1.03
3.501 - 3.750	0.00	0.27	0.32	0.00	0.00	0.11
3.751 - 4.000	0.00	0.00	0.13	0.10	0.00	0.04
4.001 - 4.250	0.00	0.00	0.25	0.00	0.17	0.07
4.251 - 4.500	0.00	0.00	0.00	0.00	0.10	0.02
4.501 - 4.750	0.00	0.00	0.10	0.00	0.00	0.02
4.751 - 5.000	0.23	0.00	0.00	0.09	0.00	0.07
5.251 - 5.500	0.00	0.00	0.00	0.00	0.00	0.00
5.751 - 6.000	0.00	0.00	0.00	0.00	0.00	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Maximum Rate
(%)	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
7.751 - 8.000	0.00	0.00	0.00	0.10	0.00	0.02
8.001 - 8.250	0.00	0.00	0.00	0.45	0.00	0.09
8.251 - 8.500	0.34	0.00	0.00	0.87	0.00	0.26
8.501 - 8.750	0.00	0.00	0.00	0.91	0.48	0.28
8.751 - 9.000	1.02	0.00	0.00	4.38	1.18	1.35
9.001 - 9.250	4.60	2.58	0.50	4.75	2.93	3.19
9.251 - 9.500	7.63	11.32	8.12	8.32	5.01	8.20
9.501 - 9.750	13.86	11.44	14.79	16.65	7.44	12.90
9.751 - 10.000	19.77	13.02	27.84	24.22	10.58	18.91
10.001 - 10.250	17.19	14.58	15.02	15.70	17.12	15.92
10.251 - 10.500	17.23	16.57	12.51	8.11	17.48	14.42
10.501 - 10.750	8.97	13.60	8.02	5.46	20.12	11.12
10.751 - 11.000	7.02	11.06	7.29	5.19	12.76	8.62
11.001 - 11.250	2.04	0.00	3.49	3.84	1.24	2.06
11.251 - 11.500	0.00	1.08	0.71	0.10	0.93	0.55
11.501 - 11.750	0.00	0.39	1.02	0.30	0.50	0.41
11.751 - 12.000	0.33	4.36	0.20	0.46	2.23	1.57
12.001 - 12.250	0.00	0.00	0.33	0.19	0.00	0.09
12.251 - 12.500	0.00	0.00	0.00	0.00	0.00	0.00
12.501 - 12.750	0.00	0.00	0.07	0.00	0.00	0.01
12.751 - 13.000	0.00	0.00	0.10	0.00	0.00	0.02
13.001 - 13.250	0.00	0.00	0.00	0.00	0.00	0.00
13.251 - 13.500	0.00	0.00	0.00	0.00	0.00	0.00
13.501 - 13.750	0.00	0.00	0.00	0.00	0.00	0.00
14.001 - 14.250	0.00	0.00	0.00	0.00	0.00	0.00
14.251 - 14.500	0.00	0.00	0.00	0.00	0.00	0.00
15.751 - 16.000	0.00	0.00	0.00	0.00	0.00	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Credit Score
FICO Score	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
<= 579	0.00	0.00	0.18	0.00	0.00	0.03
580 - 619	0.00	0.00	0.36	0.00	0.00	0.06
620 - 659	9.39	11.52	6.39	7.06	7.05	8.45
660 - 699	23.79	29.67	19.03	25.29	29.56	25.65
700 - 729	23.92	24.99	25.02	25.61	18.58	23.73
730 >=	42.90	33.82	49.02	42.04	44.81	42.09
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Property Type
Type	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
Single Family Residence	67.52	65.47	58.10	57.51	53.21	60.79
Condo	6.11	6.15	7.64	12.23	12.64	8.84
2-4 Family	1.23	3.96	1.63	3.01	5.69	3.08
Co-op	0.00	0.00	0.00	0.00	0.24	0.04
PUD	25.15	24.43	32.63	27.25	28.21	27.25
Manufactured Housing	0.00	0.00	0.00	0.00	0.00	0.00
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Occupancy Status
Status	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
Primary	96.14	92.25	96.26	91.88	86.36	92.64
Second Home	2.19	2.28	2.19	4.15	4.14	2.97
Investment	1.67	5.47	1.55	3.97	9.50	4.39
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Loan Purpose
Purpose	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
Purchase	44.37	45.37	45.16	39.34	53.01	45.24
Refinance - Rate Term	37.08	29.53	39.38	44.69	29.60	36.03
Refinance - Cashout	18.55	25.10	15.46	15.97	17.39	18.73
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Original Loan to Value Ratio
Original LTV	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
<= 50.00	7.51	6.12	9.89	4.50	2.77	6.12
50.01 - 55.00	2.38	1.77	2.42	1.91	2.72	2.22
55.01 - 60.00	4.38	6.12	2.08	2.31	1.24	3.38
60.01 - 65.00	10.88	7.65	7.21	3.45	4.38	6.81
65.01 - 70.00	13.23	7.87	13.09	7.73	7.50	9.83
70.01 - 75.00	10.97	12.57	14.35	14.74	11.08	12.70
75.01 - 80.00	45.31	54.61	48.14	56.18	62.57	53.25
80.01 - 85.00	2.03	0.98	0.61	1.87	0.97	1.33
85.01 - 90.00	2.41	1.37	1.05	4.48	4.15	2.70
90.01 - 95.00	0.90	0.94	1.17	2.73	2.56	1.64
95.01 - 100.00	0.00	0.00	0.00	0.09	0.06	0.03
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Documentation Type
Documentation	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
Full/Alternative	58.15	40.10	60.06	60.01	47.83	52.99
Reduced	32.51	49.48	38.77	36.75	44.64	40.41
Stated/Stated	1.92	3.71	0.19	2.15	2.45	2.17
No Income/ No Asset	7.42	6.72	0.98	1.09	5.08	4.43
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Original Term
Months	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
<= 180	0.36	0.00	0.00	0.00	0.00	0.08
181 - 300	0.26	0.00	0.00	0.00	0.00	0.06
301 - 360	99.38	100.00	100.00	100.00	100.00	99.87
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Remaining Term
Months	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
<= 180	0.36	0.00	0.00	0.00	0.00	0.08
281 - 320	0.26	0.00	0.00	0.00	0.00	0.06
321 - 360	99.38	100.00	100.00	100.00	100.00	99.87
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Seasoning
Months	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
0	14.11	14.86	22.68	8.90	11.39	14.15
1-5	75.16	77.86	75.47	84.69	77.31	78.19
6-10	9.18	7.28	1.85	6.17	11.29	7.27
11-15	1.55	0.00	0.00	0.21	0.00	0.38
16 - 20	0.00	0.00	0.00	0.03	0.00	0.01
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Initial Rate Cap
(%)	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
1.000	0.23	0.00	0.00	0.00	0.31	0.11
2.000	59.11	0.34	0.00	33.78	1.02	20.26
3.000	25.66	0.00	0.00	55.85	0.20	17.33
5.000	14.60	86.45	97.97	10.11	87.36	56.88
6.000	0.40	13.21	2.03	0.27	11.11	5.43
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Interest Only Period
Months	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
0	47.32	34.79	58.36	23.91	27.40	37.91
24	2.10	0.00	0.00	6.34	0.00	1.78
36	49.70	0.00	0.00	67.17	0.00	24.92
60	0.49	57.20	1.49	1.11	66.19	25.25
84	0.00	0.00	39.67	0.00	0.00	6.72
120	0.40	8.02	0.49	1.47	6.41	3.41
Total:	100.00	100.00	100.00	100.00	100.00	100.00

			Prepay Penalty Period
Months	Group I (%)	Group II (%)	Group III (%)	Group IV (%)	Group V (%)	Groups I-V (%)
0	89.64	74.26	97.46	84.09	68.76	82.62
3	0.50	0.58	0.00	0.00	0.00	0.24
6	0.00	0.00	0.00	0.00	0.07	0.01
12	1.06	0.46	0.10	0.79	0.31	0.57
24	3.44	6.87	0.51	8.23	9.10	5.73
36	4.81	5.96	0.70	6.41	9.27	5.51
60	0.55	11.88	1.23	0.48	12.49	5.32
Total:	100.00	100.00	100.00	100.00	100.00	100.00

X. COLLATERAL DETAILS

NOTE: PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE April 1, 2004 CUT-OFF DATE SCHEDULED BALANCES.

COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND INDICATIVE. ON THE CLOSING DATE, THE AGGREGATE

PRINCIPAL BALANCE OF THE MORTGAGE LOANS IN LOAN GROUPS I AND II WILL EQUAL THE AGGREGATE PRINCIPAL BALANCE

OF THE GROUPS I, II AND C-B CERTIFICATES.

		Summary Statistics

	Groups VIA	Groups VIB	Groups VIA-VIB
Count	593	762	1,355
Scheduled Balance	108,667,369.22	226,702,246.09	335,369,615.31
Avg. Scheduled Balance	183,250.20	297,509.51	247,505.25
Min Scheduled Balance	31,999.99	31,400.00	31,400.00
Max Scheduled Balance	628,999.99	1,897,803.19	1,897,803.19
Wgt. Avg. Gross Rate	6.253	6.218	6.229
Wgt. Avg. Net Rate	5.995	5.960	5.971
Wgt. Avg. Gross Margin	3.401	3.320	3.346
Wgt. Avg. Remaining Term	358	358	358
Wgt. Avg. Original Term	360	360	360
Wgt. Avg. Months to Roll	34	34	34
Wgt. Avg. Seasoning	2	2	2
Wgt. Avg. Original LTV	80.85	79.57	79.98
Wgt. Avg. FICO **	690	692	692
Wgt. Avg. Initial Cap	3.757	3.764	3.762
Wgt. Avg. Periodic Cap	1.013	1.012	1.012
Wgt. Avg. Maximum Rate	11.460	11.452	11.454

		Rate Index

Index	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
Treasury - 1 Year	0.00	0.15	0.10
Libor - 6 Month	98.73	99.01	98.92
Libor - 1 Year	1.27	0.83	0.98
Total:	100.00	100.00	100.00

	Months to Next Rate Adjustment Date

Months	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
17	0.00	0.00	0.00
18	0.17	0.00	0.06
19	0.26	0.47	0.40
20	0.84	0.57	0.66
21	3.89	2.54	2.97
22	23.02	18.76	20.14
23	12.56	12.59	12.58
24	0.47	0.39	0.41
25	0.00	0.00	0.00
26	0.00	0.24	0.16
27	0.00	0.00	0.00
28	0.00	0.00	0.00
29	0.12	0.12	0.12
30	0.00	0.82	0.55
31	0.07	0.64	0.46
32	0.61	0.43	0.49
33	2.60	1.96	2.17
34	9.83	15.69	13.79
35	25.55	23.69	24.29
36	0.21	3.45	2.40
48	0.00	0.26	0.18
50	0.00	0.00	0.00
51	0.00	0.00	0.00
52	0.00	0.23	0.16
53	0.33	0.06	0.14
54	0.30	0.00	0.10
55	0.38	0.00	0.12
56	0.00	0.27	0.18
57	1.06	1.26	1.20
58	8.33	6.48	7.08
59	9.42	7.95	8.43
60	0.00	1.12	0.76
76	0.00	0.00	0.00
77	0.00	0.00	0.00
78	0.00	0.00	0.00
79	0.00	0.00	0.00
80	0.00	0.00	0.00
81	0.00	0.00	0.00
82	0.00	0.00	0.00
83	0.00	0.00	0.00
84	0.00	0.00	0.00
Total:	100.00	100.00	100.00

	Current Mortgage Rates

(%)	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
2.751 - 3.000	0.00	0.00	0.00
3.001 - 3.250	0.00	0.00	0.00
3.251 - 3.500	0.00	0.00	0.00
3.501 - 3.750	0.00	0.00	0.00
3.751 - 4.000	0.00	0.00	0.00
4.001 - 4.250	0.00	0.00	0.00
4.251 - 4.500	0.00	0.00	0.00
4.501 - 4.750	0.20	0.00	0.06
4.751 - 5.000	0.23	0.35	0.31
5.001 - 5.250	0.00	0.00	0.00
5.251 - 5.500	15.14	15.77	15.57
5.501 - 5.750	14.16	14.01	14.06
5.751 - 6.000	14.48	13.72	13.96
6.001 - 6.250	16.35	15.25	15.61
6.251 - 6.500	11.73	15.96	14.59
6.501 - 6.750	7.05	8.68	8.16
6.751 - 7.000	8.25	6.37	6.98
7.001 - 7.250	3.58	2.86	3.10
7.251 - 7.500	4.80	4.41	4.53
7.501 - 7.750	1.96	1.64	1.75
7.751 - 8.000	0.61	0.51	0.54
8.001 - 8.250	0.62	0.37	0.45
8.251 - 8.500	0.80	0.00	0.26
8.501 - 8.750	0.04	0.00	0.01
9.751 - 10.000	0.00	0.10	0.07
Total:	100.00	100.00	100.00

		Scheduled Balances

$	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
0.01 - 100,000.00	7.44	3.29	4.63
100,000.01 - 200,000.00	33.52	15.87	21.59
200,000.01 - 300,000.00	41.41	12.93	22.16
300,000.01 - 400,000.00	12.79	15.91	14.90
400,000.01 - 500,000.00	3.27	14.87	11.11
500,000.01 - 600,000.00	0.99	13.18	9.23
600,000.01 - 700,000.00	0.58	7.10	4.99
700,000.01 - 800,000.00	0.00	4.67	3.16
800,000.01 - 900,000.00	0.00	5.67	3.84
900,000.01 - 1,000,000.00	0.00	4.30	2.91
1,200,000.01 >=	0.00	2.21	1.49
Total:	100.00	100.00	100.00

	Geographic Distribution

State	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
California	40.64	45.62	44.01
Nevada	9.38	7.98	8.43
Michigan	2.65	1.98	2.20
Virginia	3.12	2.51	2.70
Florida	4.48	5.25	5.00
Arizona	6.19	4.52	5.06
New York	5.16	6.70	6.20
Maryland	2.69	2.89	2.83
Georgia	4.26	2.14	2.83
Colorado	2.82	2.05	2.30
Other	18.61	18.35	18.43
Total:	100.00	100.00	100.00

		Gross Margin

(%)	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
2.001 - 2.250	6.40	13.31	11.07
2.251 - 2.500	0.89	1.28	1.16
2.501 - 2.750	26.57	23.61	24.57
2.751 - 3.000	6.91	7.74	7.47
3.001 - 3.250	12.36	9.12	10.17
3.251 - 3.500	10.75	8.31	9.10
3.501 - 3.750	9.20	10.26	9.91
3.751 - 4.000	6.90	7.00	6.97
4.001 - 4.250	4.50	7.06	6.24
4.251 - 4.500	3.72	3.30	3.43
4.501 - 4.750	3.67	2.59	2.94
4.751 - 5.000	8.02	6.34	6.88
5.251 - 5.500	0.00	0.08	0.05
5.751 - 6.000	0.12	0.00	0.04
Total:	100.00	100.00	100.00

		Maximum Rate

(%)	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
7.751 - 8.000	0.00	0.00	0.00
8.001 - 8.250	0.00	0.00	0.00
8.251 - 8.500	0.00	0.00	0.00
8.501 - 8.750	0.00	0.00	0.00
8.751 - 9.000	0.00	0.00	0.00
9.001 - 9.250	0.00	0.00	0.00
9.251 - 9.500	0.00	0.00	0.00
9.501 - 9.750	0.20	0.00	0.06
9.751 - 10.000	0.00	0.12	0.08
10.001 - 10.250	0.00	0.00	0.00
10.251 - 10.500	10.89	10.74	10.79
10.501 - 10.750	8.81	10.04	9.64
10.751 - 11.000	12.49	8.24	9.62
11.001 - 11.250	12.79	12.51	12.60
11.251 - 11.500	13.95	17.40	16.28
11.501 - 11.750	11.12	11.62	11.46
11.751 - 12.000	9.24	11.88	11.03
12.001 - 12.250	7.10	5.07	5.73
12.251 - 12.500	6.82	8.00	7.61
12.501 - 12.750	3.25	2.67	2.86
12.751 - 13.000	1.72	0.71	1.04
13.001 - 13.250	0.78	0.63	0.68
13.251 - 13.500	0.27	0.00	0.09
13.501 - 13.750	0.04	0.00	0.01
14.001 - 14.250	0.00	0.27	0.18
14.251 - 14.500	0.53	0.00	0.17
15.751 - 16.000	0.00	0.10	0.07
Total:	100.00	100.00	100.00

		Credit Score

FICO Score	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
<= 579	0.79	0.51	0.60
580 - 619	0.59	0.55	0.56
620 - 659	23.25	21.36	21.97
660 - 699	38.28	37.43	37.71
700 - 729	17.60	20.41	19.50
730 >=	19.49	19.73	19.65
Total:	100.00	100.00	100.00

		Property Type

Type	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
Single Family Residence	50.11	59.94	56.76
Condo	7.92	8.22	8.12
2-4 Family	24.31	11.89	15.91
Co-op	0.38	0.66	0.57
PUD	17.28	19.23	18.60
Manufactured Housing	0.00	0.06	0.04
Total:	100.00	100.00	100.00

		Occupancy Status

Status	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
Primary	64.71	70.10	68.35
Second Home	1.87	4.86	3.89
Investment	33.42	25.04	27.76
Total:	100.00	100.00	100.00

		Loan Purpose

Purpose	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
Purchase	70.31	64.89	66.64
Refinance - Rate Term	9.11	12.36	11.31
Refinance - Cashout	20.58	22.75	22.05
Total:	100.00	100.00	100.00

	Original Loan to Value Ratio

Original LTV	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
<= 50.00	0.49	0.24	0.32
50.01 - 55.00	0.00	0.83	0.56
55.01 - 60.00	0.54	0.93	0.80
60.01 - 65.00	0.65	2.54	1.93
65.01 - 70.00	2.42	4.16	3.60
70.01 - 75.00	5.81	11.60	9.72
75.01 - 80.00	73.54	64.67	67.54
80.01 - 85.00	1.93	1.66	1.75
85.01 - 90.00	5.92	6.93	6.60
90.01 - 95.00	8.34	6.08	6.81
95.01 - 100.00	0.36	0.36	0.36
Total:	100.00	100.00	100.00

		Documentation Type

Documentation	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
Full/Alternative	12.93	13.48	13.30
Reduced	60.22	60.68	60.53
Stated/Stated	14.49	12.12	12.89
No Income/ No Asset	12.35	13.71	13.27
Total:	100.00	100.00	100.00

		Original Term

Months	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
<= 180	0.00	0.00	0.00
181 - 300	0.00	0.00	0.00
301 - 360	100.00	100.00	100.00
Total:	100.00	100.00	100.00

		Remaining Term

Months	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
<= 180	0.00	0.00	0.00
281 - 320	0.00	0.00	0.00
321 - 360	100.00	100.00	100.00
Total:	100.00	100.00	100.00

		Seasoning

Months	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
0	0.67	4.96	3.57
1-5	98.41	93.16	94.86
6-10	0.92	1.47	1.29
11-15	0.00	0.26	0.18
16 - 20	0.00	0.15	0.10
Total:	100.00	100.00	100.00

		Initial Rate Cap

(%)	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
1.000	0.13	0.06	0.08
2.000	0.96	1.08	1.04
3.000	60.44	60.15	60.24
5.000	38.47	38.52	38.50
6.000	0.00	0.19	0.13
Total:	100.00	100.00	100.00

		Interest Only Period

Months	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
0	59.00	58.01	58.33
24	7.67	5.01	5.87
36	24.45	29.09	27.58
60	8.59	7.28	7.70
84	0.00	0.00	0.00
120	0.29	0.62	0.51
Total:	100.00	100.00	100.00

		Prepay Penalty Period

Months	Groups VIA (%)	Groups VIB (%)	Groups VIA-VIB(%)
0	49.69	55.33	53.51
3	1.10	2.82	2.26
6	1.19	1.95	1.70
12	2.39	2.89	2.72
24	29.75	23.78	25.72
36	12.87	10.80	11.47
60	3.01	2.42	2.61
Total:	100.00	100.00	100.00

**Where available